 The
Bear Stearns
 Funds

575 Lexington Avenue
New York, NY 10022
1.800.766.4111

Michael Minikes                         Chairman of the Board
                                             and Trustee
Doni L. Fordyce                         President and Trustee
Peter M. Bren                           Trustee
John S. Levy                            Trustee
M.B. Oglesby, Jr.                       Trustee
Robert E. Richardson                    Trustee
Robert M. Steinberg                     Trustee
Barry Sommers                           Executive Vice President
Stephen A. Bornstein                    Vice President and Secretary
Frank J. Maresca                        Vice President and Treasurer
Vincent L. Pereira                      Assistant Treasurer

INVESTMENT ADVISER
Bear Stearns Asset
Management Inc.
575 Lexington Avenue
New York, NY 10022

ADMINISTRATOR
Bear Stearns Funds
Management Inc.
575 Lexington Avenue
New York, NY 10022

DISTRIBUTOR
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY 10167

INCOME PORTFOLIO AND
HIGH YIELD TOTAL RETURN PORTFOLIO:
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

TRANSFER AND DIVIDEND
DISBURSEMENT AGENT
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

COUNSEL
Kramer Levin Naftalis &
Frankel LLP
919 Third Avenue
New York, NY 10022

EMERGING MARKETS DEBT
PORTFOLIO:
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                  BSF-R-016-06

THE BEAR STEARNS FUNDS

FIXED INCOME FUNDS

-Income Portfolio
-High Yield Total Return Portfolio
-Emerging Markets Debt Portfolio

ANNUAL REPORT
MARCH 31, 2000

[LOGO]

THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio
                             LETTER TO SHAREHOLDERS
                                                                  April 30, 2000
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Income Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Emerging Markets Debt Portfolio ("EMD Portfolio") for the fiscal year ended March 31, 2000. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

INCOME PORTFOLIO

For the fiscal year ended March 31, 2000, the Income Portfolio's Class A shares had a total return of 0.77% (without giving effect to the sales charge) and both Class B and C shares had a total return of 0.12% (without giving effect to the contingent deferred sales charge)(1). The Income Portfolio's broad-based securities market index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned 1.81% for the same period. The Lipper A Rated Bond Fund Index returned 0.87% for the same period.

Interest rates rose sharply during the past twelve months as economic growth continued to accelerate worldwide. Faced with strong economic growth in the U.S., record low unemployment and rising commodity prices, the Federal Reserve Board raised interest rates three times in 1999 and twice more so far this year to keep the threat of inflation at bay. In response to the rate hikes last fall, the yield curve flattened (i.e., long-term interest rates were roughly the same as intermediate-term interest rates), indicating that the market believed the Fed would be successful in its efforts.

However, long-term rates fell dramatically in the early part of 2000 as nervous stock investors switched to the relative safety and greater liquidity of long-term Treasury bonds. In addition, the U.S. Government began buying back its outstanding bonds and announced that it would hold fewer 30-year auctions, thereby reducing supply as demand was increasing. This imbalance drove up Treasury bond prices, causing long-term yields to fall -- and the yield curve to "invert." By quarter-end, the 2-year Treasury yield was 64 basis points higher than the 30-year yield.

As Treasury bond prices rose, investors would normally have turned to agency issues as a substitute, since they carry the real or implied guarantee of the government. However, during the quarter, the Treasury voiced increasing concern about its ability to guarantee an expected surge in agency debt. This caused the yield differential ("spread") between Treasuries and agency issues to widen, beginning a domino effect that rippled through other sectors of the market. As a result, the spread between Treasuries and other issues -- which had narrowed in 1999 -- widened dramatically by the end of March; high yield issues were particularly hard hit.

Corporate bond yields also widened due to the "event risk" created by the volatility in the stock market and the pace of corporate refinancing. With many stocks trading at depressed levels, an increasing number of companies have turned to leveraged buyouts to enhance shareholder value -- to the detriment of their bondholders. As companies re-leverage their balance sheets, they increase the risk of a sudden credit downgrade.

Looking ahead, we expect yield differentials to narrow, supported by the strength in the U.S. and global economies. In this environment, we will continue to emphasize corporate and mortgage-backed issues, which have become very cheap. To maintain quality, we are focusing on issues of large companies in sectors of the economy that are less likely to succumb to restructuring, such as financial services, energy producers and retail sales. Although we believe there are good values to be found in the high yield market, we are not aggressively looking for issues in this sector due to particularly unfavorable technical factors. With the yield curve inverted, we will continue to focus on 2-7 year maturities, where we are finding the best value.

HIGH YIELD TOTAL RETURN PORTFOLIO*

For the fiscal year ended March 31, 2000, the High Yield Portfolio's Class A shares had a total return of (4.68)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (5.29)% (without giving effect to the contingent deferred sales charge)(2). The High Yield Portfolio's broad-based securities market index, the Credit Suisse First Boston Global High Yield Index, returned 0.30% for the same period. The Lipper High Yield Bond Fund Index returned (0.02)% for the same period.

STRONG FUNDAMENTALS IN A WEAK MARKET

During the fiscal year, the high yield market was battered by technical conditions in the market and changes in government policy, rather than any fundamental weakness in the sector. In a period of strong economic growth, both in the U.S. and abroad, the high yield market typically performs well, since corporate earnings growth enhances the credit quality of issuers, but so far that has not happened.

During the twelve-month period just ended, the Federal Reserve Board raised interest rates five times to stem inflationary pressures -- actions perceived as detrimental to corporate profits, since rising rates can increase the cost of borrowing. In addition, 1999 was a year in which investors were drawn primarily to technology and Internet stocks to the exclusion of almost everything else. What few "new economy" high yield opportunities there were tended to be only tangentially related to these sectors. The situation was only made worse as high yield issuance increased and net redemptions from high yield bond funds continued. This combination of lack of interest, heavy supply and weak demand added up to a poor technical environment and a disappointing year for high yield investors.

Looking ahead, we believe that there are reasons for optimism. As value opportunities reached bargain levels earlier this year in bonds as well as stocks, investors started paying attention to non-technology sectors, and the fundamentals of many areas of the high yield market are excellent. Credit quality is improving along with robust corporate earnings in the U.S. and abroad. After peaking in 1999, the default rate on high yield issues has moderated, a trend we expect to continue. In addition, valuations are very attractive. Recently, the price for the average high yield bond was as low as 85 cents on the dollar, well below the long-term average of 95 cents on the dollar.

With strong fundamentals and attractive valuations as the backdrop, we believe the stage is set for modest spread narrowing over the remainder of the year. Given the strength of the U.S. economy, credit quality is solid and improving. Because periods of strong economic growth tend to benefit lower-rated bonds, we have maintained an overweighting in our B-rated holdings. In addition, we have maintained an overweighting in economically sensitive areas such as chemicals, metals and general industrial bonds, where values are still cheap. The High Yield Portfolio also remains overweighted in media and telecommunications issues, which should continue to benefit from the industries' fast growth rate and continuing positive events stemming from heavy merger and acquisition activity.

EMERGING MARKETS DEBT PORTFOLIO**

For the fiscal year ended March 31, 2000, the EMD Portfolio's Class A shares had a total return of 24.54% (without giving effect to the sales charge) and Class B and C shares had a total return of 23.88% and 23.86%, respectively, (without giving effect to the contingent deferred sales charge)(3). The EMD Portfolio's benchmark index, the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index ("EMMF Index"), returned 29.25% for the same period.

Effective April 1, 2000, the EMD Portfolio's benchmark index was changed to the J.P. Morgan Emerging Market Bond Index-Global Constrained, which we believe better represents the evolving universe of emerging market debt. It is a broader index that includes more countries and a wider variety of bonds than the EMMF Index and is updated more frequently.

When seen in the wake of the financial crisis that gripped the emerging markets in late-1998 and early 1999, the extent of the economic recovery and general stability that prevails in most of the larger emerging market economies is remarkable. Although progress has been uneven, many of these countries have begun implementing economic reforms to keep attracting capital, and net private capital flows have resumed. In addition, ongoing involvement by the International Monetary Fund, strong import demand created by worldwide economic growth, higher commodity prices and some belt-tightening by the largest borrowers have reduced default risk significantly. The results of important elections in Indonesia, Mexico and Russia bode well for continued reform.

UNEXPECTED RECOVERY IN RUSSIAN DEBT

Russian and Brazilian debt were the EMD Portfolio's best performers during the fiscal year. Russian assets returned an astounding 249% as the country's national accounts swung from deficit to surplus resulting from high oil prices, economic growth, unexpected success in improving tax collections, and an agreement on terms to restructure the country's commercial debt. The election of a new legislature and president also raised hopes for more aggressive economic reforms. Brazil's debt returned more than 30% as the government passed a series of fiscal responsibility laws aimed at reducing the country's large fiscal deficits. Russia and Brazil are particularly important since developments in these countries greatly affect their neighbors as well as investors' perceptions of emerging markets in general. The worst performing markets were in the Ivory Coast (-26%) and Ecuador (-13%), both of which fell due to high debt levels, political disarray and missed coupon payments.

Our outlook for emerging market debt over the medium-term remains positive. Strong economic growth in the industrialized nations, a high level of foreign direct investment and progress toward implementing structural changes continue to support the ability of many emerging countries to service debt. A number of the larger emerging countries, including Brazil and Argentina, have enacted significant fiscal reforms. Improving credit ratings in others are evidence of progress, which confirms our view that the credit cycle is resuming its longer-term uptrend. During the first quarter of 2000, rating upgrades exceeded downgrades by a considerable margin.

Although country-specific risks remain, we believe that the most significant risks are external, specifically, commodity price developments, the impact of further increases in U.S. short-term interest rates, and efforts to include private-sector creditors in sovereign debt restructurings. With respect to commodity prices, however, a country's bond prices are more closely correlated with its response to changes in these prices rather than their absolute level. Similarly, we believe that emerging market bond prices are becoming less sensitive to changes in U.S. interest rates as their financing needs decrease. Structural reforms over the past five years have generally reduced government deficits, and big current account deficits are increasingly covered by private inflows rather than by government borrowing. In addition, governments have taken meaningful steps to increase the average maturity of their debt. As a result, total interest costs should rise less than in the past if the U.S. raises short-term rates.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

[Doni L. Fordyce]

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

----------
* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
** Investing in emerging markets debt involves special risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1)For the fiscal year ended March 31, 2000, the Income Portfolio's Class A shares had a total return of (3.74)%, including the initial 4.50% maximum sales charge, Class B shares returned (4.62)% including the 5.00% CDSC and Class C shares returned (0.83)%, including the 1.00% CDSC.
(2)For the fiscal year ended March 31, 2000, the High Yield Portfolio's Class A shares had a total return of (9.00)%, including the initial 4.50% maximum sales charge, Class B shares returned (9.60)% including the 5.00% CDSC and Class C shares returned (6.16)%, including the 1.00% CDSC.
(3)For the fiscal year ended March 31, 2000, the EMD Portfolio's Class A shares had a total return of 18.90%, including the initial 4.50% maximum sales charge, Class B shares returned 18.87% including the 5.00% CDSC and Class C shares returned 22.86%, including the 1.00% CDSC.
CDSC Contingent deferred sales charge.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE BEAR STEARNS FUNDS

                                Income Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(4) VS. VARIOUS INDICES

[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]
                                  TOTAL RETURNS

                                                            ONE YEAR ENDED          AVERAGE
                                                            MARCH 31, 2000         ANNUAL(7)
   Income Portfolio(2)
      Class A shares(5)                                          (3.74)%              4.76%
      Class B shares(4)                                          (4.62)               1.10
      Class C shares(6)                                          (0.83)               5.21
      Class Y shares(3)                                           1.13                5.38
   Salomon Smith Barney Broad Investment Grade Bond Index(1)      1.81                7.06
   Lipper A Rated Bond Fund Index(1)                              0.87                6.57

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A and C shares.

(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) The returns of Class Y shares (for which September 8, 1995 was the initial public offering date) is higher than Class A and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.

(4) Assuming no redemption of shares at the end of the period, the returns of Class B shares (for which February 2, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 0.12% and 2.36%, respectively, for each period shown.

(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 0.77% and 5.74%,respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been 0.12%.

(7) For the period of April 5, 1995 (commencement of investment operations) through March 31, 2000, unless otherwise indicated.

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES

[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]
                                  TOTAL RETURNS

                                                            ONE YEAR ENDED          AVERAGE
                                                            MARCH 31, 2000         ANNUAL(3)
   High Yield Total Return Portfolio(2)
      Class A shares(4)                                          (9.00)%             (1.35)%
      Class B shares(5)                                          (9.60)              (1.03)
      Class C shares(6)                                          (6.16)               0.06
   Credit Suisse First Boston Global High Yield Index(1)          0.30                1.12
   Lipper High Yield Bond Fund Index(1)                          (0.02)               1.37

-----------
(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment. The Credit Suisse First Boston Global High Yield Index began in 1986 and is based on monthly returns.

(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

(3) For the period January 2, 1998 (commencement of investment operations) through March 31, 2000.

(4) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been (4.68)% and 0.71%, respectively, for each period shown.

(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (5.29)% and 0.06%, respectively, for each period shown.

(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2000 would have been (5.29)%.

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                CLASS A SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

                                  TOTAL RETURNS

                                                            ONE YEAR ENDED          AVERAGE
                                                            MARCH 31, 2000         ANNUAL(4)
   Emerging Markets Debt Portfolio(2)
      Class A shares(5)                                          18.90%              17.22%
      Class B shares(3)                                          18.87                5.54
      Class C shares(3)                                          22.86               17.52
   Salomon Smith Barney Emerging Markets Debt Mutual
      Fund Index(1)                                              29.25               21.08

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the EMD Portfolio and reflects all portfolio expenses. Investors should note that the EMD Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment. Performance of the index corresponds to the performance of Class A shares only.

(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the EMD Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.

(3) Assuming no redemption of shares at the end of the period, the returns of Class B and C shares (for which January 12, 1998 and July 26, 1995, respectively, were the initial public offering dates) would have been higher than Class A shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B and C shares. Total returns reflect the applicable contingent deferred sales charges. Without the applicable sales charges for Class B shares, the total returns would have been 23.88% and 6.71%, respectively, for each period shown. Without the applicable sales charge for Class C shares, the total return for the one year ended March 31, 2000 would have been 23.86%.

(4) Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the EMD Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through March 31, 2000. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the EMD Portfolio's investment adviser was BEA Associates and those results are not shown.

(5) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been 24.54% and 18.33%, respectively, for each period shown.

THE BEAR STEARNS FUNDS

                                Income Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

--------------------------------------------------------------------------------
                       TOP TEN INDUSTRY/SECTOR WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    INDUSTRY/SECTOR                                                                                  NET ASSETS
     1.  U.S. Government Agency Obligations ............................................................     36.63
     2.  Industrial ....................................................................................     11.20
     3.  Finance .......................................................................................     10.19
     4.  Asset-Backed ..................................................................................      9.72
     5.  U.S. Government Obligations ...................................................................      7.52
     6.  Utilities .....................................................................................      5.22
     7.  Telecommunications ............................................................................      4.06
     8.  Telephone - Local .............................................................................      3.35
     9.  Multimedia ....................................................................................      2.00
    10.  Super-Regional Bank - U.S. ....................................................................      0.99

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                             INDUSTRY/SECTOR             NET ASSETS
     1.  Government National Mortgage Association .................  U.S. Government Agency Obligations      26.98
     2.  Fannie Mae ...............................................  U.S. Government Agency Obligations       9.65
     3.  U.S. Treasuries ..........................................  U.S. Government Obligations              7.52
     4.  Western Resources Inc. ...................................  Utilities                                2.41
     5.  Conti-Mortgage Home Equity Loan Trust ....................  Asset-Backed                             2.27
     6.  Washington Mutual Capital I ..............................  Finance                                  2.13
     7.  Time Warner Inc. .........................................  Multimedia                               2.00
     8.  Cleveland Electric Illuminating Co. ......................  Utilities                                1.74
     9.  LG-Caltex Oil Corporation ................................  Industrial                               1.69
    10.  Lehman Brothers Holdings .................................  Finance                                  1.63

-----------
*    The Portfolio's composition will change over time.

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

--------------------------------------------------------------------------------
                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
     1.  Competitive Local Exchange Companies ..........................................................     12.78
     2.  Enhanced Service Mobile Radios & Personal Communication Services ..............................      9.00
     3.  Long Distance Telephone Services ..............................................................      5.78
     4.  International Cable ...........................................................................      5.43
     5.  Data & Internet Services ......................................................................      5.15
     6.  Forest - Paper Products .......................................................................      4.35
     7.  Healthcare ....................................................................................      3.96
     8.  North American Cable Services .................................................................      3.88
     9.  Steel - Metals - Mining .......................................................................      3.88
    10.  Chemicals .....................................................................................      3.86

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                INDUSTRY                 NET ASSETS
     1.  Sterling Chemicals Holdings, Inc. ........................  Chemicals                                1.74
     2.  Verio Inc. ...............................................  Data & Internet Services                 1.68
     3.  United Pan-Europe Communications N.V. ....................  International Cable                      1.65
     4.  Nextel Communications, Inc. ..............................  Enhanced Service Mobile Radios &
                                                                       Personal Communication Services        1.56
     5.  Triad Hospitals Holdings, Inc. ...........................  Healthcare                               1.44
     6.  Motors and Gears, Inc. ...................................  Industrial Products                      1.42
     7.  TeleCorp PCS, Inc. .......................................  Enhanced Service Mobile Radios &
                                                                       Personal Communication Services        1.42
     8.  Oxford Health Plans, Inc. ................................  Healthcare                               1.42
     9.  Adelphia Communications Corporation ......................  North American Cable Services            1.40
    10.  Metris Companies Inc. ....................................  Other Finance                            1.36

----------
*    The Portfolio's composition will change over time.

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio

                                 MARCH 31, 2000
                                   (UNAUDITED)

--------------------------------------------------------------------------------
                           TOP TEN COUNTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    COUNTRY                                                                                          NET ASSETS
     1.  Brazil ........................................................................................     19.29
     2.  Argentina .....................................................................................     14.57
     3.  Mexico ........................................................................................      9.95
     4.  Russia ........................................................................................      7.36
     5.  Peru ..........................................................................................      4.84
     6.  Ecuador .......................................................................................      4.72
     7.  Panama ........................................................................................      4.68
     8.  Bulgaria ......................................................................................      4.63
     9.  Morocco .......................................................................................      4.61
    10.  Nigeria .......................................................................................      4.58

--------------------------------------------------------------------------------
                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                                                       SECURITY           PERCENT OF
 RANK    ISSUER                                                        CURRENCY          TYPE             NET ASSETS
     1.  Federal Republic of Brazil ...............................  U.S. dollar   Brady/Global bond         19.29
     2.  Republic of Argentina ....................................  U.S. dollar   Brady bond                14.57
     3.  United Mexican States ....................................  U.S. dollar   Brady/Global bond          9.95
     4.  Vnesheconombank ..........................................  U.S. dollar   Loan Participation         6.11
     5.  The Republic of Peru .....................................  U.S. dollar   Brady/Sovereign bond       4.84
     6.  The Republic of Ecuador ..................................  U.S. dollar   Brady bond                 4.72
     7.  The Republic of Panama ...................................  U.S. dollar   Brady bond                 4.68
     8.  Republic of Bulgaria .....................................  U.S. dollar   Brady bond                 4.63
     9.  The Kingdom of Morocco ...................................  U.S. dollar   Loan Participation         4.61
    10.  Central Bank of Nigeria ..................................  U.S. dollar   Brady bond                 4.58

----------
*    The Portfolio's composition will change over time.

THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                INTEREST         MATURITY
  (000's)                                                                                 RATE             DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS  92.58%

                CORPORATE OBLIGATIONS - 48.43%
                ASSET-BACKED - 9.72%
   $   200      Conseco Finance Home Equity Loan, Series-B, Class AF2 ................       7.340%      02/15/31      $    200,031
       100      Conti-Mortgage Home Equity Loan Trust, Series 1998-1, Class A4 .......       6.280       01/15/13            97,319
       225      Conti-Mortgage Home Equity Loan Trust, Series 1998-1, Class A5 .......       6.430       04/15/16           216,406
       200      Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEA3 ....       6.130       08/15/29           197,554
       150      Honda Auto Lease Trust, Series 1999-A, Class A4 ......................       6.450       09/16/02           148,373
       150      JP Morgan Commercial Mortgage Finance Corp., Series 2000-C9, Class A2        7.770       10/15/32           153,311
       150      Sawgrass Finance L.L.C., Series 1993-1, Class A ......................       6.450       01/20/06           149,053
       175      UCFC Home Equity Loan, Series 1996-B1, Class A6 ......................       7.975       02/15/22           182,106
                                                                                                                       ------------
                                                                                                                          1,344,153
                                                                                                                       ------------
                FINANCE - 10.19%
       125      Associates Corp. N.A., Senior Unsecured Notes ........................       6.000       07/15/05           117,031
       150      Conseco Inc., Unsecured Notes ........................................       8.500       10/15/02           148,875
       150      Finova Capital Corp., Notes ..........................................       7.250       11/08/04           144,000
       150      General Electric Capital Corp., Debentures ...........................       8.850       04/01/05           160,687
       225      Lehman Brothers Holdings, Unsecured Notes ............................       7.875       11/01/09           225,562
       175      Norwest Financial, Inc., Senior Notes ................................       6.750       06/01/05           170,187
       150      Transamerica Finance Corp., Notes ....................................       7.250       08/15/02           149,437
       300      Washington Mutual Capital I, Subordinated Capital Income Securities,
                  Washington Mutual Inc. Guaranteed ..................................       8.375       06/01/27           294,000
                                                                                                                       ------------
                                                                                                                          1,409,779
                                                                                                                       ------------
                INDUSTRIAL - 11.20%
       150      Boyd Gaming Corporation, Senior Subordinated Notes ...................       9.500       07/15/07           141,187
       150      Electrical Data Systems, Unsecured Notes .............................       6.850       10/15/04           147,938
       150      Enron Oil & Gas Resources Inc., Notes ................................       6.000       12/15/08           136,688
       150      Georgia-Pacific Corp., Unsecured Notes ...............................       7.750       11/15/29           144,563
       250      LG-Caltex Oil Corporation, Unsecured Notes ...........................       7.500       07/15/07           234,063
       200      MedPartners, Inc., Senior Unsecured Subordinated Notes ...............       6.875       09/01/00           190,500
       200      Safeway Inc., Senior Unsecured Notes .................................       6.050       11/15/03           192,000
       225      Smith International Inc., Senior Unsecured Notes .....................       7.000       09/15/07           214,594
       150      Textron Inc., Unsecured Notes ........................................       6.750       09/15/02           147,375
                                                                                                                       ------------
                                                                                                                          1,548,908
                                                                                                                       ------------
The accompanying notes are an integral part of the financial statements.

                                       11


THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                               INTEREST           MATURITY
  (000's)                                                                               RATE(S)            DATE(S)       VALUE
---------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (continued)
                MULTIMEDIA - 2.00%
   $   150      Time Warner Inc., Company Guaranteed ..............................       6.625%        05/15/29      $    128,438
       150      Time Warner Inc., Debentures ......................................       6.850         01/15/26           147,750
                                                                                                                      ------------
                                                                                                                           276,188
                                                                                                                      ------------
                RETAIL - DISCOUNT - 0.90%
       125      TJX Companies Inc., Notes .........................................       7.450         12/15/09           123,906
                                                                                                                      ------------
                SUPER-REGIONAL BANK - U.S. - 0.99%
       150      PNC Funding Corp., Company Guaranteed .............................       6.125         02/15/09           137,250
                                                                                                                      ------------
                TELECOMMUNICATIONS - 4.06%
       150      Adelphia Communications Corporation, Senior Unsecured Notes .......       9.375         11/15/09           140,625
       150      Cox Communications, Senior Unsecured Notes ........................       6.400         08/01/08           138,563
       150      Nextel Communications, Inc., Senior Notes .........................       9.375         11/15/09           138,375
       150      NEXTLINK Communications, Inc., Senior Notes * .....................      10.500         12/01/09           144,000
                                                                                                                      ------------
                                                                                                                           561,563
                                                                                                                      ------------
                TELEPHONE - LOCAL - 3.35%
       100      BellSouth Capital Funding, Debentures .............................       7.875         02/15/30           102,500
       150      Southern New England Telephone Company, Notes, Series C ...........       6.125         12/15/03           144,750
       250      US West Communications, Debentures ................................       6.875         09/15/33           216,250
                                                                                                                      ------------
                                                                                                                           463,500
                                                                                                                      ------------
                TRANSPORT - 0.80%
       125      Burlington North Santa Fe, Unsecured Debentures ...................       6.750         03/15/29           110,938
                                                                                                                      ------------
                UTILITIES - 5.22%
       250      Cleveland Electric Illuminating Co., Senior Notes, Series D .......       7.880         11/01/17           240,625
       150      Consolidated Natural Gas Co., Unsecured Notes .....................       7.250         10/01/04           148,500
       400      Western Resources Inc., Senior Unsecured Notes ....................       6.250         08/15/03           333,000
                                                                                                                      ------------
                                                                                                                           722,125
                                                                                                                      ------------
                Total Corporate Obligations (cost - $6,927,207) ...................                                      6,698,310
                                                                                                                      ------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 36.63%
                FANNIE MAE - 9.65%
       225      Benchmark Notes ...................................................       5.250         01/15/03           215,032
       724      Pass-thru Pools ................................................... 7.000 - 8.000  12/01/29 - 01/01/30     710,494
       425      TBA ...............................................................       7.000         10/01/30           408,531
                                                                                                                      ------------
                                                                                                                         1,334,057
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       12

THE BEAR STEARNS FUNDS

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST             MATURITY
  (000's)                                                                             RATE(S)              DATE(S)        VALUE
----------------------------------------------------------------------------------------------------------------------------------

             LONG-TERM DEBT INVESTMENTS (continued)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 26.98%
    $2,283   Pass-thru Pools .................................................... 6.000 - 7.000%  05/15/13 - 02/15/29   $2,171,367
     1,575   TBA ................................................................      7.500           03/15/25          1,561,219
                                                                                                                      ------------
                                                                                                                         3,732,586
                                                                                                                      ------------
             Total U.S. Government Agency Obligations (cost - $5,178,683) .......                                        5,066,643
                                                                                                                      ------------
             U.S. GOVERNMENT OBLIGATIONS - 7.52%
             U.S. TREASURIES - 7.52%
       700   Bonds ..............................................................  5.500 - 7.2500  5/15/16 - 08/15/28      719,629
       325   Notes ..............................................................       6.000            08/15/09          321,084
                                                                                                                      ------------
             Total U.S. Government Obligations (cost - $1,052,557) ..............                                        1,040,713
                                                                                                                      ------------
             Total Long-Term Debt Investments  (cost - $13,158,447) .............                                       12,805,666
                                                                                                                      ------------


  SHARES
----------

             SHORT-TERM INVESTMENTS  20.34%

             INVESTMENT COMPANY - 0.18%
    24,580   Federated Investors, Trust for Short-Term U.S. Government Securities **   5.620              --                24,580
                                                                                                                      ------------
 PRINCIPAL
  AMOUNT
  (000's)
-----------

             U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 20.16%
   $   400   Fannie Mae, Discount Notes ...........................................    5.830           04/13/00            399,223
     1,550   Fannie Mae, Discount Notes (1) .......................................    5.830           04/19/00          1,545,482
       845   Freddie Mac, Discount Notes (1) ......................................    6.050           04/03/00            844,716
                                                                                                                      ------------
                                                                                                                         2,789,421
                                                                                                                      ------------
             Total Short-Term Investments  (cost - $2,814,001) ....................                                      2,814,001
                                                                                                                      ------------
             Total Investments  112.92%
               (cost - $15,972,448) ...............................................                                     15,619,667
             Liabilities in excess of other assets-- (12.92)% .....................                                     (1,787,289)
                                                                                                                      ------------
             Net Assets  100.00% ..................................................                                    $13,832,378
                                                                                                                      ------------
                                                                                                                      ------------
----------
*     SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**    Money market fund; interest rate reflects SEC seven-day yield at March 31, 2000.
(1)   All or a portion of which was segregated as collateral for TBA securities.
TBA   To Be Announced.

The accompanying notes are an integral part of the financial statements.

                                       13

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                             INTEREST             MATURITY
  (000's)                                                                              RATE                 DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS  88.72%

                UNITED STATES - 74.55%
                AEROSPACE - DEFENSE - 0.38%
   $   750      Compass Aerospace Corp., Senior Subordinated Notes * ............      10.125%          04/15/05      $    330,000
                                                                                                                      ------------
                AIRLINES - 1.02%
     1,000      Amtran, Inc., Senior Notes, Company Guaranteed ..................       9.625           12/15/05           890,000
                                                                                                                      ------------
                ALTERNATIVE VIDEO PROVIDERS - 1.31%
       250      21st Century Telecom Group, Inc., Senior Discount Notes (1) .....      12.250           02/15/08           172,187
     1,000      EchoStar DBS Corporation, Senior Notes ..........................       9.375           02/01/09           967,500
                                                                                                                      ------------
                                                                                                                         1,139,687
                                                                                                                      ------------
                BUILDING MATERIALS - 2.04%
     1,000      Formica Corporation, Senior Subordinated Notes, Series B ........      10.875           03/01/09           880,000
     1,000      Nortek, Inc., Senior Notes, Series B ............................       8.875           08/01/08           902,500
                                                                                                                      ------------
                                                                                                                         1,782,500
                                                                                                                      ------------
                CELLULAR COMMUNICATIONS - 2.67%
     1,000      Crown Castle International Corp., Senior Discount Notes (1) .....      10.625           11/15/07           695,000
     1,000      SBA Communications Corporation, Senior Discount Notes (1) .......      12.000           03/01/08           665,000
     1,000      Spectrasite Holdings, Inc., Senior Discount Notes *(1) ..........      12.875           03/15/10           493,750
       500      Spectrasite Holdings, Inc., Senior Notes * ......................      10.750           03/15/10           476,875
                                                                                                                      ------------
                                                                                                                         2,330,625
                                                                                                                      ------------
                CHEMICALS - 3.86%
     1,000      General Chemical Industrial Products Inc., Senior Subordinated
                  Notes ........................................................       10.625           05/01/09           890,000
     1,000      Huntsman ICI Chemicals LLC, Senior Subordinated Notes * ........       10.125           07/01/09           965,000
     2,400      Sterling Chemicals Holdings, Inc., Senior Secured Discount
                  Notes (1).....................................................       13.500           08/15/08           750,000
       750      Sterling Chemicals, Inc., Senior Secured Notes, Series B,
                  Company Guaranteed ...........................................       12.375           07/15/06           765,000
                                                                                                                      ------------
                                                                                                                         3,370,000
                                                                                                                      ------------
                COMPETITIVE LOCAL EXCHANGE COMPANIES - 11.22%
     1,000      Adelphia Business Solutions, Inc., Senior Subordinated Notes ...       12.000           11/01/07         1,015,000
       500      GST USA, Inc., Senior Discount Exchange Notes,
                  Company Guaranteed (1) .......................................       13.875           12/15/05           250,000

The accompanying notes are an integral part of the financial statements.

                                       14

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST         MATURITY
  (000's)                                                                                   RATE             DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                COMPETITIVE LOCAL EXCHANGE COMPANIES (CONTINUED)
    $1,250      ICG Holdings Inc., Senior Secured Discount Notes,
                  Company Guaranteed (1) .............................................      12.500%      05/01/06      $  1,034,375
     1,000      Intermedia Communications of Florida, Inc., Senior Discount Notes (1)       12.500       05/15/06           947,500
     1,750      KMC Telecom Holdings, Inc., Senior Discount Notes (1) ................      12.500       02/15/08           940,625
     1,000      McLeodUSA Incorporated, Senior Notes .................................       8.125       02/15/09           887,500
     1,000      Metromedia Fiber Network, Inc., Senior Notes .........................      10.000       12/15/09           955,000
     1,500      NEXTLINK Communications, Inc., Senior Discount Notes (1) .............      12.250       06/01/09           847,500
       350      NEXTLINK Communications, Inc., Senior Notes * ........................      10.500       12/01/09           336,000
     1,000      Teligent, Inc., Senior Notes .........................................      11.500       12/01/07           905,000
     1,070      Time Warner Telecom LLC and Time Warner Telecom Inc., Senior Notes ...       9.750       07/15/08         1,061,975
       500      WinStar Communications, Inc., Senior Subordinated Deferred
                  Interest Exchange Notes (2)(3) .....................................      11.000       03/15/08           602,125
                                                                                                                       ------------
                                                                                                                          9,782,600
                                                                                                                       ------------
                DATA & INTERNET SERVICES - 5.15%
     1,000      Covad Communications Group, Inc., Senior Notes .......................      12.500       02/15/09           930,000
     1,000      Globix Corporation, Senior Notes * ...................................      12.500       02/01/10           915,000
       250      PSINet Inc., Senior Notes * ..........................................      10.500       12/01/06           240,625
     1,000      PSINet Inc., Senior Notes, Series B ..................................      10.000       02/15/05           945,000
     1,500      Verio Inc., Senior Notes * ...........................................      10.625       11/15/09         1,462,500
                                                                                                                       ------------
                                                                                                                          4,493,125
                                                                                                                       ------------
                ENHANCED SERVICE MOBILE RADIOS & PERSONAL COMMUNICATION SERVICES - 6.33%
     2,000      Alamosa PCS Holdings, Inc., Senior Discount Notes,
                  Company Guaranteed (1) .............................................      12.875       02/15/10           970,000
       500      Nextel Communications, Inc., Senior Notes ............................       9.375       11/15/09           461,250
     1,300      Nextel Communications, Inc., Senior Serial Redeemable
                  Discount Notes (1) .................................................       9.950       02/15/08           897,000
     2,000      TeleCorp PCS, Inc., Senior Subordinated Discount Notes,
                  Company Guaranteed (1) .............................................      11.625       04/15/09         1,235,000
     1,300      Triton PCS, Inc., Senior Subordinated Discount Notes,
                  Company Guaranteed (1) .............................................      11.000       05/01/08           887,250
     2,000      US Unwired Inc., Senior Discount Notes *(1) ..........................      13.375       11/01/09         1,072,500
                                                                                                                       ------------
                                                                                                                          5,523,000
                                                                                                                       ------------
                EXPLORATION & PRODUCTION - 1.64%
       500      Chesapeake Energy Corporation, Senior Notes, Series B,
                  Company Guaranteed .................................................       9.625       05/01/05           468,750
     1,000      Ocean Energy, Inc., Senior Subordinated Notes, Series B,
                  Company Guaranteed .................................................       8.875       07/15/07           965,000
                                                                                                                       ------------
                                                                                                                          1,433,750
                                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

                                       15

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST        MATURITY
  (000's)                                                                                   RATE            DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                FABRICATED GLASS, PLASTICS & FIBERS - 0.33%
   $   500      Graham Packaging Company and GPC Capital Corp. II, Senior
                  Discount Notes, Series B (1) .......................................      10.750%     01/15/09      $    287,500
                                                                                                                      ------------
                FOOD, BEVERAGE & TOBACCO - 1.88%
     1,000      Packaged Ice, Inc., Senior Notes, Series B, Company Guaranteed.... ...       9.750      02/01/05           832,500
     1,475      Purina Mills, Inc., Senior Subordinated Notes (4) ....................       9.000      03/15/10           390,875
       750      Richmont Marketing Specialists Inc., Senior Subordinated Notes,
                  Company Guaranteed .................................................      10.125      12/15/07           419,063
                                                                                                                      ------------
                                                                                                                         1,642,438
                                                                                                                      ------------
                FOREST - PAPER PRODUCTS - 3.32%
       500      Bear Island Paper Company, L.L.C. and Bear Island Finance Company II,
                  Senior Secured Notes, Series B .....................................      10.000      12/01/07           476,875
       500      MAXXAM Group Holdings Inc., Senior Secured Notes, Series B ...........      12.000      08/01/03           461,875
     1,000      Packaging Corporation of America, Senior Subordinated Notes,
                  Company Guaranteed .................................................       9.625      04/01/09           975,000
     1,000      Riverwood International Corporation, Senior Notes, Company Guaranteed       10.625      08/01/07           985,000
                                                                                                                      ------------
                                                                                                                         2,898,750
                                                                                                                      ------------
                GAMING - 2.21%
     1,000      Boyd Gaming Corporation, Senior Subordinated Notes ...................       9.500      07/15/07           941,250
     1,000      Pinnacle Entertainment, Inc., Senior Subordinated Notes, Series B,
                  Company Guaranteed .................................................       9.250      02/15/07           985,000
                                                                                                                      ------------
                                                                                                                         1,926,250
                                                                                                                      ------------
                HEALTHCARE - 3.96%
     1,250      Oxford Health Plans, Inc., Senior Notes ..............................      11.000      05/15/05         1,234,375
     1,050      Team Health, Inc., Senior Subordinated Notes, Series B,
                  Company Guaranteed .................................................      12.000      03/15/09           960,750
     1,250      Triad Hospitals Holdings, Inc., Senior Subordinated Notes, Series B,
                  Company Guaranteed .................................................      11.000      05/15/09         1,259,375
                                                                                                                      ------------
                                                                                                                         3,454,500
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       16

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST         MATURITY
  (000's)                                                                                   RATE             DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                INDUSTRIAL PRODUCTS - 3.48%
   $   750      Aqua-Chem, Inc., Senior Subordinated Notes ...........................      11.250%      07/01/08      $    427,500
       250      Grove Holdings LLC and Grove Holdings Capital, Inc., Senior
                  Discount Debentures (1) ............................................      11.625       05/01/09            21,250
     1,250      Motors and Gears, Inc., Senior Notes, Series D .......................      10.750       11/15/06         1,239,062
     1,000      Roller Bearing Company of America, Inc., Senior Subordinated Notes,
                  Series B, Company Guaranteed .......................................       9.625       06/15/07           910,000
       500      Thermadyne Holdings Corporation, Senior Discount Debentures (1) ......      12.500       06/01/08           229,375
       250      Thermadyne Mfg. LLC and Thermadyne Capital Corp., Senior
                  Subordinated Notes, Company Guaranteed .............................       9.875       06/01/08           210,313
                                                                                                                       ------------
                                                                                                                          3,037,500
                                                                                                                       ------------
                INTERNATIONAL CABLE - 1.31%
     1,700      NTL Communications Corp., Senior Deferred Coupon Notes,
                  Series B (1) .......................................................      12.375       10/01/08         1,139,000
                                                                                                                       ------------

                LONG DISTANCE TELEPHONE SERVICES - 3.63%
       500      Global TeleSystems Group, Inc., Senior Notes .........................       9.875       02/15/05           417,500
       750      Primus Telecommunications Group, Incorporated, Senior Notes, Series B        9.875       05/15/08           660,000
     1,100      Viatel, Inc., Senior Notes ...........................................      11.250       04/15/08         1,001,000
     1,250      World Access, Inc., Senior Notes, Series B ...........................      13.250       01/15/08         1,087,500
                                                                                                                       ------------
                                                                                                                          3,166,000
                                                                                                                       ------------
                NORTH AMERICAN CABLE SERVICES - 3.58%
       500      Adelphia Communications Corporation, Senior Notes ....................       9.375       11/15/09           468,750
       500      Adelphia Communications Corporation, Senior Notes, Series B ..........       9.875       03/01/07           495,000
       500      Charter Communications Holdings, LLC and Charter Communications
                  Holdings Capital Corporation, Senior Discount Notes (1) ............       9.920       04/01/11           278,750
     1,000      Charter Communications Holdings, LLC and Charter Communications
                  Holdings Capital Corporation, Senior Notes .........................       8.625       04/01/09           882,500
     1,000      Insight Midwest LP and Insight Capital Inc., Senior Notes * ..........       9.750       10/01/09           997,500
                                                                                                                       ------------
                                                                                                                          3,122,500
                                                                                                                       ------------
                OIL SERVICES - 2.28%
     1,000      Grey Wolf, Inc., Senior Notes, Company Guaranteed ....................       8.875       07/01/07           910,000
     1,000      R&B Falcon Corporation, Senior Notes .................................      12.250       03/15/06         1,073,750
                                                                                                                       ------------
                                                                                                                          1,983,750
                                                                                                                       ------------
The accompanying notes are an integral part of the financial statements.

                                       17

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST         MATURITY
  (000's)                                                                                   RATE             DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                OTHER CONSUMER CYCLICALS - 0.38%
   $   500      COMFORCE Operating Inc., Senior Notes, Series B ......................      12.000%      12/01/07      $    299,375
       750      Hedstrom Corporation and Hedstrom Holdings, Inc., Senior Subordinated
                  Notes, Company Guaranteed (5) ......................................      10.000       06/01/07            33,750
                                                                                                                       ------------
                                                                                                                            333,125
                                                                                                                       ------------
                OTHER CONSUMER NON-CYCLICALS - 1.30%
       750      AP Holdings, Inc., Senior Discount Notes (1) .........................      11.250       03/15/08           168,750
       750      Bell Sports, Inc., Senior Subordinated Notes, Series B,
                  Company Guaranteed .................................................      11.000       08/15/08           735,000
       750      Styling Technology Corporation, Senior Subordinated Notes,
                  Company Guaranteed .................................................      10.875       07/01/08           225,000
                                                                                                                       ------------
                                                                                                                          1,128,750
                                                                                                                       ------------
                OTHER FINANCE - 1.36%
     1,250      Metris Companies Inc., Senior Notes, Company Guaranteed ..............      10.000       11/01/04         1,187,500
                                                                                                                       ------------
                PUBLISHING - 0.44%
       250      American Color Graphics, Inc., Senior Subordinated Exchange Notes,
                  Company Guaranteed .................................................      12.750       08/01/05           256,875
       250      Liberty Group Publishing, Inc., Senior Discount Debentures (1) .......      11.625       02/01/09           125,000
                                                                                                                       ------------
                                                                                                                            381,875
                                                                                                                       ------------
                RADIO BROADCASTING - 1.33%
     1,000      Citadel Broadcasting Company, Senior Subordinated Notes,
                  Company Guaranteed .................................................       9.250       11/15/08           935,000
       250      Cumulus Media Inc., Senior Subordinated Notes, Company Guaranteed ....      10.375       07/01/08           223,125
                                                                                                                       ------------
                                                                                                                          1,158,125
                                                                                                                       ------------
                RECREATIONAL SERVICES - 1.03%
       750      Premier Parks Inc., Senior Discount Notes (1) ........................      10.000       04/01/08           480,000
       450      Premier Parks Inc., Senior Notes .....................................       9.750       06/15/07           420,188
                                                                                                                       ------------
                                                                                                                            900,188
                                                                                                                       ------------
                RETAILERS - 2.21%
       500      Advance Holding Corporation, Senior Discount Debentures, Series B (1)       12.875       04/15/09           235,000
     1,000      Advance Stores Company, Incorporated, Senior Subordinated Notes,
                  Series B, Company Guaranteed .......................................      10.250       04/15/08           800,000
     1,000      Hollywood Entertainment Corporation, Senior Subordinated
                  Notes, Series B ....................................................      10.625       08/15/04           890,000
                                                                                                                       ------------
                                                                                                                          1,925,000
                                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

                                       18

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST         MATURITY
  (000's)                                                                                   RATE             DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                STEEL - METALS - MINING - 3.12%
   $   372      Anker Coal Group, Inc., Second Priority Senior Secured Notes, Series B,
                  Company Guaranteed (6) .............................................      14.250%      09/01/07     $     167,175
     1,250      Metal Management, Inc., Senior Subordinated Notes,
                  Company Guaranteed .................................................      10.000       05/15/08           948,438
       750      Renco Steel Holdings, Inc., Senior Secured Notes, Series B ...........      10.875       02/01/05           675,000
     1,000      WHX Corporation, Senior Exchange Notes ...............................      10.500       04/15/05           930,000
                                                                                                                       ------------
                                                                                                                          2,720,613
                                                                                                                       ------------
                TECHNOLOGY - 0.52%
       500      Telecommunications Techniques Co., LLC, Senior Subordinated Notes,
                  Company Guaranteed .................................................       9.750       05/15/08           454,375
                                                                                                                       ------------
                TELEVISION BROADCASTING - 0.73%
       710      ACME Television, LLC and ACME Finance Corporation,
                  Senior Discount Notes, Series B, Company Guaranteed (1) ............      10.875       09/30/04           639,000
                                                                                                                       ------------
                TEXTILE - APPAREL - 0.53%
       450      Consoltex Group Inc., Senior Subordinated Notes, Series B ............      11.000       10/01/03           409,500
     1,000      Globe Holdings, Inc., Senior Discount Notes, Series B (1)(7) .........      14.000       08/01/09            50,000
                                                                                                                       ------------
                                                                                                                            459,500
                                                                                                                       ------------
                Total United States (cost - $75,205,696) .............................                                   65,021,526
                                                                                                                       ------------
                ARGENTINA - 0.63%
                SOVEREIGN - 0.63%
       650      Republic of Argentina, Discount Bonds, Series L-GL (8)(9)
                  (cost - $495,900) ..................................................       6.875       03/31/23           550,875
                                                                                                                       ------------
                AUSTRALIA - 0.76%
                STEEL - METALS - MINING - 0.76%
       750      Murrin Murrin Holdings Pty. Ltd., Senior Yankee Notes (cost - $709,826)      9.375       08/31/07           666,562
                                                                                                                       ------------
                BERMUDA - 1.17%
                LONG DISTANCE TELEPHONE SERVICES - 1.17%
     1,050      Global Crossing Holdings Ltd., Senior Notes, Company Guaranteed
                  (cost - $1,122,601) ................................................       9.625       05/15/08         1,018,500
                                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

                                       19

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST        MATURITY
  (000's)                                                                                   RATE            DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                BRAZIL - 0.62%
                SOVEREIGN - 0.62%
   $   728      Federal Republic of Brazil, Capitalization Bonds (2)(6)(9)
                  (cost - $515,486)...................................................       8.000%    04/15/14       $    545,944
                                                                                                                      ------------
                CANADA - 3.70%
                ENHANCED SERVICE MOBILE RADIOS & PERSONAL COMMUNICATION SERVICES - 2.67%
     2,050      Clearnet Communications Inc., Senior Discount Yankee Notes (1) .......      10.125      05/01/09         1,173,625
     1,300      Microcell Telecommunications Inc., Senior Discount Yankee
                  Notes, Series B (1) ................................................      14.000      06/01/06         1,157,000
                                                                                                                      ------------
                                                                                                                         2,330,625
                                                                                                                      ------------
                FOREST - PAPER PRODUCTS - 1.03%
     1,000      Repap New Brunswick Inc., Senior Yankee Notes ........................      10.625      04/15/05           897,500
                                                                                                                      ------------
                Total Canada (cost - $3,401,440) .....................................                                   3,228,125
                                                                                                                      ------------
                MEXICO - 0.59%
                SOVEREIGN - 0.59%
       600      United Mexican States, Secured Par Bonds, Series W-A (9)(10)
                  (cost - $477,965) ..................................................       6.250      12/31/19           511,125
                                                                                                                      ------------
                NETHERLANDS - 2.78%
                COMPETITIVE LOCAL EXCHANGE COMPANIES - 1.13%
     1,000      Versatel Telecom International N.V., Senior Yankee Notes .............      11.875      07/15/09           982,500
                                                                                                                      ------------
                INTERNATIONAL CABLE - 1.65%
       500      United Pan-Europe Communications N.V., Senior Notes * ................      11.250      11/01/09           480,000
     1,000      United Pan-Europe Communications N.V., Senior Yankee Notes, Series B..      10.875      08/01/09           960,000
                                                                                                                      ------------
                                                                                                                         1,440,000
                                                                                                                      ------------
                Total Netherlands (cost - $2,489,520) ................................                                   2,422,500
                                                                                                                      ------------
                UNITED KINGDOM - 3.92%
                INTERNATIONAL CABLE - 2.30%
     1,000      Ono Finance plc, Senior Subordinated Notes, Company Guaranteed .......      13.000      05/01/09         1,023,750
     1,750      Telewest Communications plc, Senior Discount Notes *(1) ..............      11.375      02/01/10           984,375
                                                                                                                      ------------
                                                                                                                         2,008,125
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       20

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST        MATURITY
  (000's)                                                                                   RATE            DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                LONG DISTANCE TELEPHONE SERVICES - 0.78%
   $   750      Esprit Telecom Group plc, Senior Yankee Notes ........................      10.875%     06/15/08      $    676,875
                                                                                                                      ------------
                PUBLISHING - 0.84%
       750      Regional Independent Media Group plc, Senior Yankee Notes ............      10.500      07/01/08           734,062
                                                                                                                      ------------
                Total United Kingdom (cost - $3,536,726) .............................                                   3,419,062
                                                                                                                      ------------
                Total Long-Term Debt Investments (cost - $87,955,160) ................                                  77,384,219
                                                                                                                      ------------
  SHARES
----------------------------------------------------------------------------------------------------------------------------------

                EQUITY INVESTMENTS  2.91%

                COMMON STOCKS - UNITED STATES - 0.20%
                LONG DISTANCE TELEPHONE SERVICES - 0.20%
     2,015      Viatel, Inc. (11) ....................................................          --           --            101,128
     3,927      World Access, Inc. (11) ..............................................          --           --             75,104
                                                                                                                      ------------
                Total Common Stocks - United States (cost - $69,878) .................          --           --            176,232
                                                                                                                      ------------
                PREFERRED STOCKS - UNITED STATES - 2.71%
                ALTERNATIVE VIDEO PROVIDERS - 0.34%
       329      21st Century Telecom Group, Inc., Senior Cumulative Exchangeable
                  Preferred Stock (6) ................................................      13.750           --            290,287
                                                                                                                      ------------
                CELLULAR COMMUNICATIONS - 0.98%
       549      Dobson Communications Corporation, Senior Exchangeable
                  Preferred Stock (6) ................................................      13.000           --            551,121
       314      Dobson Communications Corporation, Senior Exchangeable
                  Preferred Stock (6) ................................................      12.250           --            305,863
                                                                                                                      ------------
                                                                                                                           856,984
                                                                                                                      ------------
                COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.41%
       250      WinStar Communications, Inc., Senior Cumulative Exchangeable
                  Preferred Stock, Series C ..........................................      14.250           --            359,313
                                                                                                                      ------------
                NORTH AMERICAN CABLE SERVICES - 0.30%
     2,500      Adelphia Communications Corporation, Cumulative Exchangeable
                  Preferred Stock, Series B ..........................................      13.000           --            260,625
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       21

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          INTEREST        MATURITY
  SHARES                                                                                    RATE            DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------------

                EQUITY INVESTMENTS (CONTINUED)
                RADIO BROADCASTING - 0.45%
       423      Cumulus Media Inc., Cumulative Exchangeable Redeemable
                  Preferred Stock, Series A (6) ......................................      13.750%          --      $     392,818
                                                                                                                      ------------
                SUPERMARKETS & DISTRIBUTORS - 0.00%
       909      Nebco Evans Holding Company, Senior Redeemable
                  Exchangeable Preferred Stock (6) ...................................      11.250           --                114
                                                                                                                      ------------
                TELEVISION BROADCASTING - 0.00%
         1      Paxson Communications Corporation (6) ................................      12.500           --                292
                                                                                                                      ------------
                TEXTILE - APPAREL - 0.23%
     8,983      Cluett American Corp., Senior Exchangeable Preferred Stock, Series B (6)    12.500           --            199,908
                                                                                                                      ------------
                Total Preferred Stocks - United States (cost - $3,982,385) ...........                                   2,360,341
                                                                                                                      ------------
                Total Equity Investments (cost - $4,052,263) .........................                                   2,536,573
                                                                                                                      ------------

   UNITS
----------------------------------------------------------------------------------------------------------------------------------

                WARRANTS+  0.19%

                UNITED STATES - 0.02%
                ALTERNATIVE VIDEO PROVIDERS - 0.00%
       250      21st Century Telecom Group, Inc. *(11) ...............................          --      02/15/10               625
                                                                                                                      ------------
                COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.02%
       750      KMC Telecom Holdings, Inc. *(11) .....................................          --      04/15/08             2,297
       250      MGC Communications, Inc. *(11) .......................................          --      10/01/04             9,500
                                                                                                                      ------------
                                                                                                                            11,797
                                                                                                                      ------------
                Total United States (cost - $10,000) .................................                                      12,422
                                                                                                                      ------------

                UNITED KINGDOM - 0.17%
                INTERNATIONAL CABLE - 0.17%
     1,000      Ono Finance plc *(11) ................................................          --      05/31/09           150,500
                                                                                                                      ------------
                Total Warrants (cost - $10,000)                                                                            162,922
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

                                       22

THE BEAR STEARNS FUNDS

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          INTEREST        MATURITY
SHARES                                                                                      RATE            DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 6.44%

                INVESTMENT COMPANY - 0.02%
    17,719      Federated Investors, Trust for Short-Term U.S. Government Securities **    5.620%             --     $      17,719
                                                                                                                      ------------
PRINCIPAL
 AMOUNT
 (000's)

                U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 6.42%
    $5,600      Federal Home Loan Bank, Discount Notes ...............................       6.050      04/03/00         5,598,118
                                                                                                                      ------------
                Total Short-Term Investments (cost - $5,615,837) .....................                                   5,615,837
                                                                                                                      ------------
                Total Investments  98.26%
                  (cost - $97,633,260) ...............................................                                  85,699,551
                Other assets in excess of liabilities  1.74% .........................                                   1,518,848
                                                                                                                      ------------
                Net Assets  100.00% ..................................................                                 $87,218,399
                                                                                                                      ------------
                                                                                                                      ------------
----------
*      SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**     Money market fund; interest rate reflects SEC seven-day yield at March 31, 2000.
+      With an additional 750 warrants of American Banknote Corporation, expiring 12/01/02, with no market value.
(1)    Coupon rate is zero until step-up date. Step-up rate is provided.
(2)    Pro-rata sinking fund has been established. (3) Coupon payment is deferred until 09/15/03.
(4)    Coupon payment is in default. Company filed Chapter 11 on 10/28/99. Court approved reorganization plan in 04/00. (5) Coupon payment is in default. Company filed Chapter 11 on 04/11/00. (6) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(7)    With an additional 1,000 warrants, expiring 08/01/09, with no market value.
(8)    Adjustable rate; rate based on London Interbank Offered Rate (LIBOR) plus
       0.8125%.
(9)    Brady bond.
(10)  Traded with value recovery rights based on the price of oil. (11)
      Non-income producing security. The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.

                                       23

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST        MATURITY
 (000's)                                                                                    RATE            DATE            VALUE
---------------------------------------------------------------------------------------------------------------------------------

                  LONG-TERM DEBT INVESTMENTS -- 90.45%

                  ARGENTINA - 14.57%
                  SOVEREIGN
          850     Republic of Argentina, Discount Bonds, Series L-GL (a)(b) ............       6.875%     03/31/23     $  719,312
        2,376     Republic of Argentina, FRB Bearer (a)(b) .............................       7.375      03/31/05      2,226,015
          194     Republic of Argentina, FRB Registered, Series L (a)(b) ...............       7.375      03/31/05        181,379
        2,410     Republic of Argentina, Par Bonds, Series L-GP (b)(c) .................       6.000      03/31/23      1,691,519
                                                                                                                     ------------
                  Total Argentina (cost - $4,600,022) ..................................                                4,818,225
                                                                                                                     ------------
                  BRAZIL - 19.29%
                  SOVEREIGN
          825     Federal Republic of Brazil, Capitalization Bonds (b)(c)(d) ...........       8.000      04/15/14        617,706
        1,300     Federal Republic of Brazil, DCB (a)(b) ...............................       7.000      04/15/12        989,625
          625     Federal Republic of Brazil, DCB, Series RG (a)(b) ....................       7.000      04/15/12        475,781
          840     Federal Republic of Brazil, Discount Bonds (a)(b) ....................       6.938      04/15/24        668,850
          865     Federal Republic of Brazil, EI Bearer Bonds, Series EI-L (a)(b) ......       6.938      04/15/06        785,887
          350     Federal Republic of Brazil, FLIRB Bearer (a)(b) ......................       5.000      04/15/09        271,250
        1,265     Federal Republic of Brazil, Global Bonds .............................      14.500      10/15/09      1,380,115
          590     Federal Republic of Brazil, NMB (a)(b) ...............................       7.000      04/15/09        500,762
        1,050     Federal Republic of Brazil, Par Bonds (a)(b)(c) ......................       5.750      04/15/24        689,719
                                                                                                                     ------------
                  Total Brazil (cost - $6,136,323) .....................................                                6,379,695
                                                                                                                     ------------
                  BULGARIA - 4.63%
                  SOVEREIGN
          600     Republic of Bulgaria, Discount Bonds, Series A (a)(b) ................       7.063      07/28/24        487,125
          900     Republic of Bulgaria, FLIRB, Series A (a)(b) .........................       2.750      07/28/12        650,250
          170     Republic of Bulgaria, IAB Bearer (a)(b) ..............................       7.063      07/28/11        135,575
          325     Republic of Bulgaria, IAB Registered (a)(b) ..........................       7.063      07/28/11        259,187
                                                                                                                     ------------
                  Total Bulgaria (cost - $1,292,234) ...................................                                1,532,137
                                                                                                                     ------------
                  CHINA - 0.41%
                  CORPORATE
          290     Zhuhai Highway Co. Ltd. ..............................................      11.500      07/01/08        101,500
          100     Zhuhai Highway Co. Ltd.* .............................................      11.500      07/01/08         35,000
                                                                                                                     ------------
                  Total China (cost - $218,509) ........................................                                  136,500
                                                                                                                     ------------


The accompanying notes are an integral part of the financial statements.

                                       24

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST     MATURITY
 (000's)+                                                                                   RATE         DATE               VALUE
---------------------------------------------------------------------------------------------------------------------------------

                  LONG-TERM DEBT INVESTMENTS (CONTINUED)
                  ECUADOR - 4.72%
                  SOVEREIGN
          875     The Republic of Ecuador, Discount Bonds (a)(b)(f) ....................      --       02/28/25        $  365,312
        1,375     The Republic of Ecuador, Par Bonds, Registered (b)(c)(g) .............      --       02/28/25           502,734
        1,269     The Republic of Ecuador, PDI Bearer Bonds (a)(b)(g) ..................      --       02/27/15           356,854
        1,193     The Republic of Ecuador, PDI Bonds, Registered (a)(b)(g) .............      --       02/27/15           335,660
                                                                                                                     ------------
                  Total Ecuador (cost - $1,631,782) ....................................                                1,560,560
                                                                                                                     ------------
                  MEXICO - 9.95%
                  SOVEREIGN
           75     United Mexican States, Global Bonds (h) ..............................       9.875   01/15/07            78,581
          345     United Mexican States, Secured Par Bonds, Series W-A (b) .............       6.250   12/31/19           293,897
        3,425     United Mexican States, Secured Par Bonds, Series W-B (b) .............       6.250   12/31/19         2,917,672
                                                                                                                     ------------
                  Total Mexico (cost - $3,015,196) .....................................                                3,290,150
                                                                                                                     ------------
                  MOROCCO - 4.61%
                  SOVEREIGN
        1,688     The Kingdom of Morocco, Tranche A, Loan
                    Participation (a) (cost - $1,360,935) ..............................       6.844   01/01/09         1,524,411
                                                                                                                     ------------
                  NIGERIA - 4.58%
                  SOVEREIGN
        2,500     Central Bank of Nigeria, Par Bonds (b)(c)(e) (cost - $1,747,873) .....       6.250   11/15/20         1,515,625
                                                                                                                     ------------
                  PANAMA - 4.68%
                  SOVEREIGN
        1,100     The Republic of Panama, IRB (a)(b) ...................................       4.250   07/17/14           886,188
          776     The Republic of Panama, PDI Bonds (a)(b) .............................       7.063   07/17/16           660,868
                                                                                                                     ------------
                  Total Panama (cost - $1,491,067) .....................................                                1,547,056
                                                                                                                     ------------
                  PERU - 4.84%
                  SOVEREIGN
          737     The Republic of Peru, Discount Bonds (a)(b) ..........................       7.188   03/08/27           567,490
          680     The Republic of Peru, FLIRB (b)(c) ...................................       3.750   03/07/17           422,875
          125     The Republic of Peru, FLIRB *(c) .....................................       3.750   03/07/17            77,734
          240     The Republic of Peru, PDI Bearer Bonds (a)(b) ........................       4.500   03/07/17           160,800
          556     The Republic of Peru, PDI Bonds *(a) .................................       4.500   03/07/17           372,520
                                                                                                                     ------------
                  Total Peru (cost - $1,541,257) .......................................                                1,601,419
                                                                                                                     ------------

The accompanying notes are an integral part of the financial statements.

                                       25

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                  INTEREST       MATURITY
 (000's)+                                                                                   RATE           DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------

                  LONG-TERM DEBT INVESTMENTS (CONTINUED)
                  PHILIPPINES - 4.38%
                  SOVEREIGN
          276     Republic of the Philippines, DCB, Series 92-B (a)(b) .................       6.875%    12/01/09      $  263,580
          453     Republic of the Philippines, FLIRB, Series B (a)(b) ..................       6.875     06/01/08         436,334
           75     Republic of the Philippines, Global Bonds ............................       8.875     04/15/08          70,266
          780     Republic of the Philippines, Par Bonds, Series B (b)(c) ..............       6.500     12/01/17         678,113
                                                                                                                     ------------
                  Total Philippines (cost - $1,431,806) ................................                                1,448,293
                                                                                                                     ------------
                  RUSSIA - 7.36%
                  MUNICIPAL
DEM       750     City of Moscow .......................................................       9.125     04/09/01         337,577
                                                                                                                     ------------
                  SOVEREIGN
          602     Chase Russian Ruble-linked Notes .....................................      25.000     01/21/04          77,096
        1,647     Vnesheconombank, IAN Series (f) ......................................      --         12/15/15         486,911
        5,280     Vnesheconombank, Principal Loan (f) ..................................      --         12/15/20       1,534,500
                                                                                                                     ------------
                                                                                                                        2,098,507
                                                                                                                     ------------
                  Total Russia (cost - $1,608,481) .....................................                                2,436,084
                                                                                                                     ------------
                  SLOVAKIA - 1.11%
                  CORPORATE
E         380     Slovak Wireless Financial Co., Notes * (cost - $375,344) .............      11.250     03/30/07         368,157
                                                                                                                     ------------
                  SOUTH KOREA - 0.75%
                  CORPORATE
          250     Cho Hung Bank, Subordinated Notes * (cost - $250,000) ................      11.500     04/01/10         248,125
                                                                                                                     ------------
                  VENEZUELA - 4.57%
                  SOVEREIGN
          571     Republic of Venezuela, DCB, Series DL (a)(b) .........................       7.000     12/18/07         460,716
          350     Republic of Venezuela, Discount Bonds, Series W-A (a)(b)(i) ..........       7.000     03/31/20         264,906
          536     Republic of Venezuela, FLIRB, Series B (a)(b) ........................       7.438     03/31/07         425,891
          500     Republic of Venezuela, Par Bonds, Series W-A (b) .....................       6.750     03/31/20         359,063
                                                                                                                     ------------
                  Total Venezuela (cost - $1,389,906) ..................................                                1,510,576
                                                                                                                     ------------
                  Total Long-Term Debt Investments (cost - $28,090,735) ................                               29,917,013
                                                                                                                     ------------

The accompanying notes are an integral part of the financial statements.

                                       26

THE BEAR STEARNS FUNDS

                         Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                  INTEREST      MATURITY
 (000's)+                                                                                   RATE          DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------------

                  SHORT-TERM INVESTMENT -- 0.20%

                  GRAND CAYMAN - 0.20%
           65     Brown Brothers Harriman & Co. (cost - $65,000) .......................       5.200%      **         $     65,000
                                                                                                                      ------------
                  Total Investments  90.65%
                    (cost - $28,155,735) ...............................................                                29,982,013
                  Other assets in excess of liabilities  9.35% .........................                                 3,093,444
                                                                                                                      ------------
                  Net Assets  100.00% ..................................................                               $33,075,457
                                                                                                                      ------------
                                                                                                                      ------------
----------
+      Denominated in United States dollars unless otherwise indicated.
*      SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**     Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
k      Euros.
(a)    Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(b)    Brady bond.
(c)    Step-up coupon; coupon increases at periodic intervals.
(d)    Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(e)    With additional 252,000 warrants attached, with no market value.
(f)    Instrument is in default.
(g)    Instrument is in technical default as evidenced by current market practice which dictates such instrument be traded flat (i.e., without interest).
(h)    With additional 2,923,000 value recovery rights attached, with no market value.
(i)    With additional 8,010 value recovery rights attached, with no market value.
DCB    Debt Conversion Bond.
DEM    Deutschemarks.
EI     Eligible Interest.
FLIRB  Front Loaded Interest Reduction Bond.
FRB    Floating Rate Bond.
IAB    Interest Arrears Bond.
IAN    Interest Arrears Note.
IRB    Interest Reduction Bond.
NMB    New Money Bond.
PDI    Past Due Interest.

The accompanying notes are an integral part of the financial statements.

                                       27

THE BEAR STEARNS FUNDS

                    STATEMENTS OF ASSETS AND LIABILITIES
                               MARCH 31, 2000

                                                                                 INCOME      HIGH YIELD TOTAL   EMERGING MARKETS
                                                                                PORTFOLIO    RETURN PORTFOLIO    DEBT PORTFOLIO
ASSETS
   Investments, at value (cost -  $15,972,448, $97,633,260 and $28,155,735,
      respectively) .........................................................  $15,619,667      $ 85,699,551        $29,982,013
   Interest and dividends receivable, if any ................................      169,763         2,278,535            730,828
   Receivable for investments sold ..........................................           --           253,715          2,485,437
   Receivable for Portfolio shares sold .....................................       34,176           379,262             70,320
   Receivable from investment adviser .......................................       44,724             1,176                 --
   Receivable for open forward foreign currency exchange contracts ..........           --                --             10,709
   Deferred organization expenses and other assets ..........................       30,497            73,866            176,187
                                                                               -----------       -----------        -----------
          Total assets ......................................................   15,898,827        88,686,105         33,455,494
                                                                               -----------       -----------        -----------
LIABILITIES
   Payable for investments purchased ........................................    1,950,549                --             89,375
   Payable for Portfolio shares repurchased .................................       21,555           909,735             58,618
   Dividends payable ........................................................       24,790           309,181             62,215
   Distribution and service fees payable (Class A, B and C shares) ..........       14,518           155,914             36,016
   Advisory fee payable .....................................................           --                --             56,156
   Administration fee payable ...............................................        1,825            11,459              4,200
   Custodian fee payable ....................................................        1,862             1,376              9,892
   Accrued expenses .........................................................       51,350            80,041             63,565
                                                                               -----------       -----------        -----------
          Total liabilities .................................................    2,066,449         1,467,706            380,037
                                                                               -----------       -----------        -----------
NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial interest
     authorized) ............................................................        1,200             8,918              3,128
   Paid-in capital ..........................................................   14,619,270       110,352,374         35,139,334
   Undistributed net investment income ......................................           --                --             12,870
   Accumulated net realized loss from investments and foreign currency
      related transactions, if any ..........................................     (435,311)      (11,209,184)        (3,909,712)
   Net unrealized appreciation/(depreciation) on investments and foreign
      currency related transactions, if any .................................     (352,781)      (11,933,709)         1,829,837
                                                                               -----------       -----------        -----------
           Net assets .......................................................  $13,832,378      $ 87,218,399        $33,075,457
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------
CLASS A
   Net assets ............................................................... $  5,071,445      $ 44,991,442        $28,517,422
                                                                               -----------       -----------        -----------
   Shares of beneficial interest outstanding ................................      439,919         4,600,353          2,694,542
                                                                               -----------       -----------        -----------
   Net asset value per share ................................................       $11.53             $9.78             $10.58
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------
   Maximum offering price per share (net asset value plus sales charge
      of 4.50%* of the offering price) ......................................       $12.07            $10.24             $11.08
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------
CLASS B
   Net assets ............................................................... $  2,027,482      $ 23,520,317        $ 1,807,696
                                                                               -----------       -----------        -----------
   Shares of beneficial interest outstanding ................................      175,872         2,404,920            172,194
                                                                               -----------       -----------        -----------
   Net asset value and offering price per share** ...........................       $11.53             $9.78             $10.50
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------
CLASS C
   Net assets ............................................................... $  1,970,749      $ 18,706,640        $ 2,750,339
                                                                               -----------       -----------        -----------
   Shares of beneficial interest outstanding ................................      170,951         1,912,753            261,782
                                                                               -----------       -----------        -----------
   Net asset value and offering price per share** ...........................       $11.53             $9.78             $10.51
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------
CLASS Y
   Net assets ............................................................... $  4,762,702                --                 --
                                                                               -----------       -----------        -----------
   Shares of beneficial interest outstanding ................................      413,136                --                 --
                                                                               -----------       -----------        -----------
   Net asset value, offering and redemption price per share .................       $11.53                --                 --
                                                                               -----------       -----------        -----------
                                                                               -----------       -----------        -----------

----------
*    On investments of $500,000 or more, the offering price is reduced.
**   Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE BEAR STEARNS FUNDS

                                STATEMENTS OF OPERATIONS
                         FOR THE FISCAL YEAR ENDED MARCH 31, 2000

                                                                                  INCOME     HIGH YIELD TOTAL    EMERGING MARKETS
                                                                                 PORTFOLIO   RETURN PORTFOLIO     DEBT PORTFOLIO
INVESTMENT INCOME
   Interest ..................................................................    $ 887,639     $  11,558,117         $3,592,372
   Dividends .................................................................           --           504,225                 --
                                                                                -----------       -----------        -----------
                                                                                    887,639        12,062,342          3,592,372
                                                                                -----------       -----------        -----------
EXPENSES
   Advisory fees .............................................................       58,835           649,418            392,171
   Transfer agent fees and expenses ..........................................      147,262           153,218             96,936
   Accounting fees ...........................................................       98,573           137,872             92,010
   Distribution and service fees - Class A ...................................       16,785           200,757            107,258
   Distribution and service fees - Class B ...................................       19,239           257,571             17,496
   Distribution and service fees - Class C ...................................       20,394           250,616             23,447
   Administration fees .......................................................       19,612           162,354             52,054
   Legal and auditing fees ...................................................       57,353            49,999            103,999
   Federal and state registration fees .......................................       49,110            49,659             59,489
   Reports and notices to shareholders .......................................        3,660            78,987             23,998
   Custodian fees and expenses ...............................................        9,010            21,596             33,000
   Amortization of organization expenses .....................................       13,030            12,309
   Insurance expenses ........................................................        5,919             6,483              6,260
   Trustees' fees and expenses ...............................................        4,289             4,514              2,933
   Other .....................................................................        1,573            11,138              9,785
                                                                                -----------       -----------        -----------
        Total expenses before waivers and related reimbursements .............      524,644         2,046,491          1,020,836
        Less: waivers and related reimbursements .............................     (409,178)         (628,753)          (380,730)
                                                                                -----------       -----------        -----------
        Total expenses after waivers and related reimbursements ..............      115,466         1,417,738            640,106
                                                                                -----------       -----------        -----------
   Net investment income .....................................................      772,173        10,644,604          2,952,266
                                                                                -----------       -----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss)from:
      Investments ............................................................     (426,746)       (9,640,254)           208,643
      Foreign currency related transactions ..................................           --                --             (1,024)
   Net change in unrealized appreciation/(depreciation) on:
      Investments ............................................................     (237,372)       (6,413,837)         4,432,184
      Foreign currency related transactions ..................................           --                --            (16,540)
                                                                                -----------       -----------        -----------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ....................     (664,118)      (16,054,091)         4,623,263
                                                                                -----------       -----------        -----------
Net increase/(decrease) in net assets resulting from operations ..............    $ 108,055     $  (5,409,487)        $7,575,529
                                                                                -----------       -----------        -----------
                                                                                -----------       -----------        -----------

The accompanying notes are an integral part of the financial statements.

THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                      INCOME                   HIGH YIELD TOTAL              EMERGING MARKETS
                                                     PORTFOLIO                RETURN PORTFOLIO                DEBT PORTFOLIO
                                             -----------------------   ----------------------------    ---------------------------
                                                      FOR THE                    FOR THE                         FOR THE
                                                   FISCAL YEARS                FISCAL YEARS                    FISCAL YEARS
                                                  ENDED MARCH 31,             ENDED MARCH 31,                 ENDED MARCH 31,
                                             -----------------------   ----------------------------    ---------------------------
                                               2000         1999            2000           1999            2000           1999
                                             ----------   ----------   ------------     -----------    ------------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income ...................  $  772,173   $  664,607   $ 10,644,604     $ 6,662,512    $  2,952,266    $ 3,820,573
  Net realized gain/(loss) from investments
     and foreign currency related
     transactions, if any .................    (426,746)      13,596      (9,640,254)     (1,568,005)       207,619    (4,064,351)
  Net change in unrealized appreciation/
     (depreciation) on investments and
     foreign currency related transactions,
     if any ...............................    (237,372)     (96,146)    (6,413,837)     (6,079,729)      4,415,644     (5,363,799)
                                            -----------  -----------   ------------     -----------     -----------    -----------
  Net increase/(decrease) in net assets
     resulting from operations ............     108,055      582,057     (5,409,487)       (985,222)      7,575,529     (5,607,577)
                                            -----------  -----------   ------------     -----------     -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
          Class A shares ..................    (287,824)    (266,618)    (5,826,234)     (3,726,455)     (2,695,204)    (3,336,429)
          Class B shares ..................    (103,053)     (24,193)    (2,454,402)     (1,313,414)       (141,858)      (137,132)
          Class C shares ..................    (109,008)     (91,424)    (2,378,968)     (1,607,643)       (188,282)      (321,807)
          Class Y shares ..................    (272,288)    (282,372)            --              --              --             --
                                            -----------  -----------   ------------     -----------     -----------    -----------
                                               (772,173)    (664,607)   (10,659,604)     (6,647,512)     (3,025,344)    (3,795,368)
                                            -----------  -----------   ------------     -----------     -----------    -----------
  Net realized capital gains
          Class A shares ..................        (741)     (80,365)            --        (192,941)             --       (555,419)
          Class B shares ..................        (330)     (13,288)            --         (86,843)             --        (27,661)
          Class C shares ..................        (300)     (29,333)            --        (103,478)             --        (57,010)
          Class Y shares ..................        (711)     (69,012)            --              --              --             --
                                            -----------  -----------   ------------     -----------     -----------    -----------
                                                 (2,082)    (191,998)            --        (383,262)             --       (640,090)
                                            -----------  -----------   ------------     -----------     -----------    -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ....   5,724,901   11,220,359     43,646,464     100,285,539       7,512,688     16,138,678
  Cost of shares repurchased ..............  (4,094,378)  (7,794,237)   (50,723,201)    (26,732,714)    (14,026,898)   (14,152,454)
  Shares issued in reinvestment of
    dividends .............................     498,729      531,644      5,537,955       3,677,043       1,889,157      2,875,768
                                            -----------  -----------   ------------     -----------     -----------    -----------
  Net increase/(decrease) in net assets
     derived from shares of beneficial
     interest transactions ................   2,129,252    3,957,766     (1,538,782)     77,229,868      (4,625,053)     4,861,992
                                            -----------  -----------   ------------     -----------     -----------    -----------
  Total increase/(decrease) in net assets .   1,463,052    3,683,218    (17,607,873)     69,213,872         (74,868)    (5,181,043)
NET ASSETS
  Beginning of year .......................  12,369,326    8,686,108    104,826,272      35,612,400      33,150,325     38,331,368
                                            -----------  -----------   ------------     -----------     -----------    -----------
  End of year* ............................ $13,832,378  $12,369,326   $ 87,218,399    $104,826,272     $33,075,457    $33,150,325
                                            -----------  -----------   ------------     -----------     -----------    -----------
                                            -----------  -----------   ------------     -----------     -----------    -----------

----------
* Emerging Markets Debt Portfolio, includes undistributed net investment income of $12,870 and $78,308, respectively, for each year presented.

The accompanying notes are an integral part of the financial statements.

                   (This page has been left blank intentionally.)

THE BEAR STEARNS FUNDS

                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                          NET                         NET
                                                                         ASSET                   REALIZED AND     DIVIDENDS
                                                                        VALUE,         NET        UNREALIZED      FROM NET
                                                                       BEGINNING   INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                                                                       OF PERIOD   INCOME*(1)   INVESTMENTS*(2)    INCOME
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................      $12.15        $ 0.70        $ (0.62)       $(0.70)
  For the fiscal year ended March 31, 1999 ..........................       12.37          0.74          (0.03)        (0.74)
  For the fiscal year ended March 31, 1998 ..........................       12.03          0.76           0.36         (0.76)
  For the fiscal year ended March 31, 1997 ..........................       12.26          0.73          (0.20)        (0.73)
  For the period April 5, 1995** through March 31,1996 ..............       12.00          0.71           0.30         (0.71)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................       12.15          0.63          (0.62)        (0.63)
  For the fiscal year ended March 31, 1999 ..........................       12.37          0.65          (0.03)        (0.65)
  For the period February 2, 1998*** through March 31,1998 ..........       12.47          0.10          (0.10)        (0.10)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................       12.15          0.63          (0.62)        (0.63)
  For the fiscal year ended March 31, 1999 ..........................       12.37          0.65          (0.03)        (0.65)
  For the fiscal year ended March 31, 1998 ..........................       12.03          0.70           0.36         (0.70)
  For the fiscal year ended March 31, 1997 ..........................       12.26          0.68          (0.20)        (0.68)
  For the period April 5, 1995** through March 31,1996 ..............       12.00          0.67           0.30         (0.67)
CLASS Y
  For the fiscal year ended March 31, 2000 ..........................       12.15          0.74          (0.62)        (0.74)
  For the fiscal year ended March 31, 1999 ..........................       12.37          0.78          (0.03)        (0.78)
  For the fiscal year ended March 31, 1998 ..........................       12.03          0.80           0.36         (0.80)
  For the fiscal year ended March 31, 1997 ..........................       12.26          0.77          (0.20)        (0.77)
  For the period September 8, 1995*** through March 31, 1996 ........       12.35          0.41          (0.05)        (0.41)
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................       11.36          1.08          (1.58)        (1.08)
  For the fiscal year ended March 31, 1999 ..........................       12.73          1.11          (1.32)        (1.11)
  For the period January 2, 1998** through March 31, 1998 ...........       12.00          0.26           0.73         (0.26)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................       11.36          1.01          (1.58)        (1.01)
  For the fiscal year ended March 31, 1999 ..........................       12.73          1.04          (1.32)        (1.04)
  For the period January 2, 1998** through March 31, 1998 ...........       12.00          0.24           0.73         (0.24)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................       11.36          1.01          (1.58)        (1.01)
  For the fiscal year ended March 31, 1999 ..........................       12.73          1.04          (1.32)        (1.04)
  For the period January 2, 1998** through March 31, 1998 ...........       12.00          0.24           0.73         (0.24)
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................        9.27          0.83           1.31         (0.83)
  For the fiscal year ended March 31, 1999 ..........................       12.00          1.05          (2.60)        (1.01)
  For the fiscal year ended March 31, 1998 ..........................       11.14          0.91           1.17         (0.92)
  For the fiscal year ended March 31, 1997 ..........................        9.02          0.85           2.10         (0.83)
  For the fiscal year ended March 31, 1996 ..........................        6.90          0.91           2.13         (0.92)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................        9.19          0.76           1.31         (0.76)
  For the fiscal year ended March 31, 1999 ..........................       11.95          0.98          (2.60)        (0.97)
  For the period January 12, 1998*** through March 31, 1998 .........       11.33          0.21           0.61         (0.20)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................        9.20          0.76           1.31         (0.76)
  For the fiscal year ended March 31, 1999 ..........................       11.95          0.98          (2.59)        (0.97)
  For the fiscal year ended March 31, 1998 ..........................       11.14          0.97           1.04         (0.90)
  For the fiscal year ended March 31, 1997 ..........................        9.04          0.84           2.07         (0.81)
  For the period July 26, 1995*** through March 31, 1996 ............        7.81          0.59           1.32         (0.68)

                                                                     DISTRIBUTIONS
                                                                       FROM NET
                                                                       REALIZED
                                                                     CAPITAL GAINS
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................  $     --
  For the fiscal year ended March 31, 1999 ..........................     (0.19)
  For the fiscal year ended March 31, 1998 ..........................     (0.02)
  For the fiscal year ended March 31, 1997 ..........................     (0.03)
  For the period April 5, 1995** through March 31,1996 ..............     (0.04)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.19)
  For the period February 2, 1998*** through March 31,1998 ..........        --
CLASS C
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.19)
  For the fiscal year ended March 31, 1998 ..........................     (0.02)
  For the fiscal year ended March 31, 1997 ..........................     (0.03)
  For the period April 5, 1995** through March 31,1996 ..............     (0.04)
CLASS Y
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.19)
  For the fiscal year ended March 31, 1998 ..........................     (0.02)
  For the fiscal year ended March 31, 1997 ..........................     (0.03)
  For the period September 8, 1995*** through March 31, 1996 ........     (0.04)
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.05)
  For the period January 2, 1998** through March 31, 1998 ...........        --
CLASS B
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.05)
  For the period January 2, 1998** through March 31, 1998 ...........        --
CLASS C
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.05)
  For the period January 2, 1998** through March 31, 1998 ...........        --
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.17)
  For the fiscal year ended March 31, 1998 ..........................     (0.30)
  For the fiscal year ended March 31, 1997 ..........................        --
  For the fiscal year ended March 31, 1996 ..........................        --
CLASS B
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.17)
  For the period January 12, 1998*** through March 31, 1998 .........        --
CLASS C
  For the fiscal year ended March 31, 2000 ..........................        --
  For the fiscal year ended March 31, 1999 ..........................     (0.17)
  For the fiscal year ended March 31, 1998 ..........................     (0.30)
  For the fiscal year ended March 31, 1997 ..........................        --
  For the period July 26, 1995*** through March 31, 1996 ............        --

----------
  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 ** Commencement of investment operations.
*** Commencement of intial public offering.
(1) Reflects waivers and related reimbursements.

                                                                     NET
                                                                    ASSET
                                                                   VALUE,          TOTAL         NET ASSETS,
                                                                   END OF       INVESTMENT      END OF PERIOD
                                                                   PERIOD        RETURN(3)     (000's OMITTED)
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 .....................    $ 11.53           0.77%        $5,071
  For the fiscal year ended March 31, 1999 .....................      12.15           5.77          4,775
  For the fiscal year ended March 31, 1998 .....................      12.37           9.43          2,926
  For the fiscal year ended March 31, 1997 .....................      12.03           4.40          3,367
  For the period April 5, 1995** through March 31,1996 .........      12.26           8.54          4,467
CLASS B
  For the fiscal year ended March 31, 2000 .....................      11.53           0.12          2,027
  For the fiscal year ended March 31, 1999 .....................      12.15           5.09          1,121
  For the period February 2, 1998*** through March 31,1998 .....      12.37          (0.04)(4)         18
CLASS C
  For the fiscal year ended March 31, 2000 .....................      11.53           0.12          1,971
  For the fiscal year ended March 31, 1999 .....................      12.15           5.08          2,067
  For the fiscal year ended March 31, 1998 .....................      12.37           8.92          1,403
  For the fiscal year ended March 31, 1997 .....................      12.03           3.99          1,018
  For the period April 5, 1995** through March 31,1996 .........      12.26           8.13          1,775
CLASS Y
  For the fiscal year ended March 31, 2000 .....................      11.53           1.13          4,763
  For the fiscal year ended March 31, 1999 .....................      12.15           6.13          4,406
  For the fiscal year ended March 31, 1998 .....................      12.37           9.81          4,339
  For the fiscal year ended March 31, 1997 .....................      12.03           4.77         13,486
  For the period September 8, 1995*** through March 31, 1996 ...      12.26           2.92(4)      12,199
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 .....................       9.78          (4.68)        44,991
  For the fiscal year ended March 31, 1999 .....................      11.36          (1.57)        55,367
  For the period January 2, 1998** through March 31, 1998 ......      12.73           8.30         18,301
CLASS B
  For the fiscal year ended March 31, 2000 .....................       9.78          (5.29)        23,520
  For the fiscal year ended March 31, 1999 .....................      11.36          (2.21)        23,395
  For the period January 2, 1998** through March 31, 1998 ......      12.73           8.13          6,013
CLASS C
  For the fiscal year ended March 31, 2000 .....................       9.78          (5.29)        18,707
  For the fiscal year ended March 31, 1999 .....................      11.36          (2.21)        26,064
  For the period January 2, 1998** through March 31, 1998 ......      12.73           8.13         11,298
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 .....................      10.58          24.54         28,517
  For the fiscal year ended March 31, 1999 .....................       9.27         (12.40)        29,526
  For the fiscal year ended March 31, 1998 .....................      12.00          19.31         33,448
  For the fiscal year ended March 31, 1997 .....................      11.14          33.48         33,185
  For the fiscal year ended March 31, 1996 .....................       9.02          46.13         28,860
CLASS B
  For the fiscal year ended March 31, 2000 .....................      10.50          23.88          1,808
  For the fiscal year ended March 31, 1999 .....................       9.19         (13.08)         1,459
  For the period January 12, 1998*** through March 31, 1998 ....      11.95           7.29(4)         566
CLASS C
  For the fiscal year ended March 31, 2000 .....................      10.51          23.86          2,750
  For the fiscal year ended March 31, 1999 .....................       9.20         (12.99)         2,165
  For the fiscal year ended March 31, 1998 .....................      11.95          18.66          4,317
  For the fiscal year ended March 31, 1997 .....................      11.14          32.97          2,583
  For the period July 26, 1995*** through March 31, 1996 .......       9.04          25.45(4)         202

                                                                                                  RATIO OF
                                                                        RATIO OF               NET INVESTMENT
                                                                       EXPENSES TO                INCOME TO
                                                                  AVERAGE NET ASSETS(1)     AVERAGE NET ASSETS(1)
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          0.80%                     5.99%
  For the fiscal year ended March 31, 1999 ..........................          0.80                      5.83
  For the fiscal year ended March 31, 1998 ..........................          0.80                      6.13
  For the fiscal year ended March 31, 1997 ..........................          0.80                      5.99
  For the period April 5, 1995** through March 31,1996 ..............          0.80(5)                   5.76(5)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          1.45                      5.34
  For the fiscal year ended March 31, 1999 ..........................          1.45                      5.16
  For the period February 2, 1998*** through March 31,1998 ..........          1.45(5)                   5.22(4)(5)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          1.45                      5.33
  For the fiscal year ended March 31, 1999 ..........................          1.45                      5.28
  For the fiscal year ended March 31, 1998 ..........................          1.28                      5.60
  For the fiscal year ended March 31, 1997 ..........................          1.20                      5.57
  For the period April 5, 1995** through March 31,1996 ..............          1.25(5)                   5.38(5)
CLASS Y
  For the fiscal year ended March 31, 2000 ..........................          0.45                      6.36
  For the fiscal year ended March 31, 1999 ..........................          0.45                      6.27
  For the fiscal year ended March 31, 1998 ..........................          0.45                      6.39
  For the fiscal year ended March 31, 1997 ..........................          0.45                      6.34
  For the period September 8, 1995*** through March 31, 1996 ........          0.45(5)                   5.93(4)(5)
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          1.00                     10.14
  For the fiscal year ended March 31, 1999 ..........................          1.00                      9.37
  For the period January 2, 1998** through March 31, 1998 ...........          1.00(5)                   9.14(5)
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          1.65                      9.49
  For the fiscal year ended March 31, 1999 ..........................          1.65                      8.76
  For the period January 2, 1998** through March 31, 1998 ...........          1.65(5)                   8.46(5)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          1.65                      9.49
  For the fiscal year ended March 31, 1999 ..........................          1.65                      8.73
  For the period January 2, 1998** through March 31, 1998 ...........          1.65(5)                   8.46(5)
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          1.75                      8.59
  For the fiscal year ended March 31, 1999 ..........................          1.75                     10.38
  For the fiscal year ended March 31, 1998 ..........................          1.75                      7.70
  For the fiscal year ended March 31, 1997 ..........................          2.00                      7.95
  For the fiscal year ended March 31, 1996 ..........................          2.00                     10.64
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          2.40                      7.93
  For the fiscal year ended March 31, 1999 ..........................          2.40                      9.73
  For the period January 12, 1998*** through March 31, 1998 .........          2.40(5)                   7.13(4)(5)
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          2.40                      7.82
  For the fiscal year ended March 31, 1999 ..........................          2.40                      9.73
  For the fiscal year ended March 31, 1998 ..........................          2.40                      7.31
  For the fiscal year ended March 31, 1997 ..........................          2.40                      7.59
  For the period July 26, 1995*** through March 31, 1996 ............          2.40(5)                   8.72(4)(5)

                                                                   INCREASE/(DECREASE)
                                                                      REFLECTED IN
                                                                   EXPENSE RATIOS AND
                                                                  NET INVESTMENT INCOME       PORTFOLIO
                                                                   DUE TO WAIVERS AND         TURNOVER
                                                                 RELATED REIMBURSEMENTS         RATE
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          3.13%              158.47%
  For the fiscal year ended March 31, 1999 ..........................          2.98               107.21
  For the fiscal year ended March 31, 1998 ..........................          1.86               244.78
  For the fiscal year ended March 31, 1997 ..........................          1.73               262.95
  For the period April 5, 1995** through March 31,1996 ..............          2.87(5)            107.35
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          3.13               158.47
  For the fiscal year ended March 31, 1999 ..........................          2.81               107.21
  For the period February 2, 1998*** through March 31,1998 ..........          0.48(4)(5)         244.78
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          3.13               158.47
  For the fiscal year ended March 31, 1999 ..........................          3.18               107.21
  For the fiscal year ended March 31, 1998 ..........................          1.80               244.78
  For the fiscal year ended March 31, 1997 ..........................          1.74               262.95
  For the period April 5, 1995** through March 31,1996 ..............          2.95(5)            107.35
CLASS Y
  For the fiscal year ended March 31, 2000 ..........................          3.13               158.47
  For the fiscal year ended March 31, 1999 ..........................          3.23               107.21
  For the fiscal year ended March 31, 1998 ..........................          1.78               244.78
  For the fiscal year ended March 31, 1997 ..........................          1.73               262.95
  For the period September 8, 1995*** through March 31, 1996 ........          2.89(4)(5)         107.35
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          0.58                70.61
  For the fiscal year ended March 31, 1999 ..........................          0.74               101.75
  For the period January 2, 1998** through March 31, 1998 ...........          1.67(5)            139.61
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          0.59                70.61
  For the fiscal year ended March 31, 1999 ..........................          0.73               101.75
  For the period January 2, 1998** through March 31, 1998 ...........          1.68(5)            139.61
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          0.59                70.61
  For the fiscal year ended March 31, 1999 ..........................          0.73               101.75
  For the period January 2, 1998** through March 31, 1998 ...........          1.67(5)            139.61
EMERGING MARKETS DEBT PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2000 ..........................          1.11                91.98
  For the fiscal year ended March 31, 1999 ..........................          1.28                82.47
  For the fiscal year ended March 31, 1998 ..........................          1.01               128.91
  For the fiscal year ended March 31, 1997 ..........................          0.80               223.41
  For the fiscal year ended March 31, 1996 ..........................          1.18               266.46
CLASS B
  For the fiscal year ended March 31, 2000 ..........................          1.02                91.98
  For the fiscal year ended March 31, 1999 ..........................          1.43                82.47
  For the period January 12, 1998*** through March 31, 1998 .........          2.25(4)(5)         128.91
CLASS C
  For the fiscal year ended March 31, 2000 ..........................          1.01                91.98
  For the fiscal year ended March 31, 1999 ..........................          1.16                82.47
  For the fiscal year ended March 31, 1998 ..........................          1.05               128.91
  For the fiscal year ended March 31, 1997 ..........................          0.64               223.41
  For the period July 26, 1995*** through March 31, 1996 ............          3.42(4)(5)         266.46


----------
(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For Emerging Markets Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(3) Total investment return does not consider the effects of sales charges or contigingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparible to those of any other outstanding class of shares, due to the timing differences in the commencement of intial public offerings.
(5) Annualized.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of eleven separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, Emerging Markets Debt Portfolio ("EMD Portfolio"), The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio, High Yield Portfolio and EMD Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio and EMD Portfolio have yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

At a Special Meeting of Shareholders held on April 29, 1999, the shareholders of the Bear Stearns Investment Trust (the "Trust") approved the reorganization and liquidation of the Trust on behalf of the Emerging Markets Debt Portfolio pursuant to the Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees. It provided for the transfer of the assets and liabilities of the Emerging Markets Debt Portfolio to a newly created separate series of the Fund with the same name and materially the same investment objective and policies as the Emerging Markets Debt Portfolio. Such transaction was effected on July 29, 1999.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on April 5, 1995 and January 2, 1998, Income Portfolio and High Yield Portfolio, respectively, did not have any transactions other than those relating to organizational matters and the sale of shares of beneficial interest of the Income Portfolio and High Yield Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

PORTFOLIO                                                                             CLASS A       CLASS B       CLASS C
---------                                                                             -------       -------       -------
Income Portfolio...............................................................         1,041           --         1,041
High Yield Portfolio...........................................................             1            1             1


Costs of $76,571 and $56,234 which were incurred by the Income Portfolio and High Yield Portfolio, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

For the Income Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgement of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

The assets of the EMD Portfolio are generally not listed on security exchanges or traded on other regulated markets. Therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

In the absence of current broker bids or if such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION--The books and records of the EMD Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios are permitted to enter into forward foreign currency exchange contracts solely for the purpose of protecting against adverse changes in foreign currency exchange rates. The Portfolios may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When a Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by each Portfolio.

The Portfolios had no open forward foreign currency exchange contracts at March 31, 2000, except for the EMD Portfolio, which had the following open contracts:

                                       DELIVERY VALUE     SETTLEMENT                                          UNREALIZED
CURRENCY                              (LOCAL CURRENCY)       DATE          COMMITMENT          VALUE             GAIN
--------                              ----------------    ----------       ----------          -----          ----------
SALE:
European Euro........................      739,209         06/02/00         $718,040          $707,331          $10,709
                                                                                                                =======

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2000, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2008. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

The Portfolios had the following capital loss carryforwards at March 31, 2000:

                                                                                               AMOUNT           AMOUNT
                                                                        GROSS CAPITAL LOSS    EXPIRING         EXPIRING
PORTFOLIO                                                                  CARRYFORWARDS       IN 2007         IN 2008
---------                                                               ------------------    --------        ----------
Income Portfolio.....................................................      $   127,545               --       $  127,545
High Yield Portfolio.................................................        5,460,739         $175,885        5,284,854
EMD Portfolio........................................................        3,636,607          780,615        2,855,992

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the current fiscal year are deemed to arise on the first day of the following fiscal year. The Income Portfolio and High Yield Portfolio incurred and elected to defer net realized losses of $307,115 and $5,748,445, respectively. The EMD Portfolio incurred and elected to defer realized foreign currency losses of $8,664.

DIVIDENDS AND DISTRIBUTIONS--The Portfolios declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2000, the Income Portfolio reclassified $503 within the composition of net assets from accumulated net realized losses to paid-in capital. The EMD Portfolio reclassified $7,640 within the composition of net assets from accumulated net realized foreign currency gains to undistributed net investment income.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2000, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets. The EMD Portfolio has agreed to pay BSAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $50 million, 0.85% of average daily net assets of more than $50 million but not in excess of $100 million and 0.55% of average daily net assets above $100 million.

For the fiscal year ended March 31, 2000, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of the net assets above $600 million, subject to a minimum annual fee for each Portfolio.

For the fiscal year ended March 31, 2000, BSAM has voluntarily undertaken to limit the total operating expenses to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:


PORTFOLIO                                                 CLASS A          CLASS B          CLASS C           CLASS Y
--------                                                  -------          -------          -------           -------
Income Portfolio..................................         0.80%            1.45%            1.45%             0.45%
High Yield Portfolio..............................         1.00             1.65             1.65              --
EMD Portfolio.....................................         1.75             2.40             2.40              --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2000, the advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:


PORTFOLIO                                              ADVISORY FEE WAIVERS    EXPENSE REIMBURSEMENTS
--------                                               --------------------    ----------------------
Income Portfolio..................................        $  58,835                 $350,343
High Yield Portfolio..............................          601,201                   27,552
EMD Portfolio.....................................          297,720                   83,010

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFM, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Portfolios paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby the Portfolios paid fees of up to 0.25% of its Class A, B and C shares.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 2000, Bear Stearns earned $34,520, $438,499, and $61,352 for the Income Portfolio, High Yield Portfolio and EMD Portfolio,respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $21,898, $270,445, and $86,849 for the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively, in shareholder servicing fees. Bear Stearns pays broker/dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Furthermore, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2000, Bear Stearns has advised each Portfolio that it received $26,759, $235,696 and $49,829 in front-end sales charges resulting from sales of Class A shares of the Income Portfolio, High Yield Portfolio and EMD Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Income Portfolio, High Yield Portfolio and EMD Portfolio that during the fiscal year ended March 31, 2000, it received $20,942 from the High Yield Portfolio in contingent deferred sales charges ("CDSC") upon certain redemptions by Class A shareholders, $14,385, $173,140 and $16,989 from each Portfolio, respectively, in CDSC upon certain redemptions by Class B shareholders and $223, $20,369 and $53 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.


INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 2000, were $15,973,099, $97,633,260 and $28,420,176 for the Income Portfolio,
High Yield Portfolio and EMD Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                                                                               NET
                                                                         GROSS             GROSS          APPRECIATION/
PORTFOLIO                                                             APPRECIATION      DEPRECIATION      (DEPRECIATION)
--------                                                              ------------      ------------      --------------
Income Portfolio....................................................     $  60,737        $  (414,169)       $  (353,432)
High Yield Portfolio................................................       862,205        (12,795,914)       (11,933,709)
EMD Portfolio.......................................................     2,589,769         (1,027,932)         1,561,837

For the fiscal year ended March 31, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                  PURCHASES                 SALES
---------                                                                  ---------                 -----
Income Portfolio....................................................      $21,505,847             $19,749,051
High Yield Portfolio................................................       71,585,007              76,249,841
EMD Portfolio.......................................................       30,054,862              36,687,517

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2000, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,205 of Class A shares and 1,188 Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio. Shares of the Income Portfolio owned by Bear Stearns include 164 Class A shares and 147 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                              INCOME PORTFOLIO                    HIGH YIELD PORTFOLIO                      EMD PORTFOLIO
                     ----------------------------------    ---------------------------------     ---------------------------------
                     SALES    REPURCHASES REINVESTMENTS    SALES   REPURCHASES REINVESTMENTS     SALES   REPURCHASES REINVESTMENTS
                     -----    ----------- -------------    -----   ----------- -------------     -----   ----------- -------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 2000
Shares...........    163,837     128,806      11,831     2,046,001   2,607,245     286,754        622,886   1,289,673     175,086
Value............ $1,918,988  $1,508,227    $138,514   $22,253,022 $27,209,668  $3,053,931   $  5,891,337 $12,534,987  $1,646,974
MARCH 31, 1999
Shares...........    652,813     512,338      16,075     4,591,690   1,328,105     173,523      1,353,990   1,217,322     262,381
Value............ $8,140,024  $6,375,966    $199,578   $55,352,368 $15,720,812  $2,039,096    $13,884,104 $11,562,827  $2,415,066
CLASS B
MARCH 31, 2000
Shares...........    144,531      67,853       6,877     1,036,215     803,901     113,499         80,139      76,062       9,429
Value............ $1,699,578  $  787,231    $ 80,141   $11,213,716 $ 8,390,332  $1,205,625     $  748,885  $  718,270   $  87,930
MARCH 31, 1999
Shares...........     95,133       6,176       1,917     1,698,449     172,814      61,079        134,300      36,459      13,490
Value............ $1,180,901   $  75,940    $ 23,739   $20,280,591 $ 2,036,035  $  709,943   $  1,458,377  $  329,735  $  119,962
CLASS C
MARCH 31, 2000
Shares...........     68,592      74,773       6,971       944,475   1,446,955     119,893         91,962      81,973      16,549
Value............ $  806,590  $  874,826    $ 81,499   $10,179,726 $15,123,201  $1,278,399     $  872,466  $  773,641  $  154,253
MARCH 31, 1999
Shares...........    125,661      76,187       7,293     2,098,034     769,764      79,488         77,215     240,138      37,052
Value............ $1,564,198  $  942,593    $ 90,493   $24,652,580 $ 8,975,867  $  928,004     $  796,197 $ 2,259,892  $  340,740
CLASS Y*
MARCH 31, 2000
Shares...........    111,924      78,521      17,002            --          --          --             --          --          --
Value............ $1,299,745  $  924,094    $198,575            --          --          --             --          --          --
MARCH 31, 1999
Shares...........     27,127      32,617      17,555            --          --          --             --          --          --
Value............ $  335,236  $  399,738    $217,834            --          --          --             --          --          --

----------
* Class Y shares have yet to commence its initial public offering for the High Yield Portfolio and EMD Portfolio.

CREDIT AGREEMENT

Effective October 1, 1999, the Fund entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Prior thereto, the Fund on behalf of each Portfolio, had a credit agreement with BankBoston, N.A. which Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio, Prime Money Market Portfolio, Balanced Portfolio, International Equity Portfolio and Focus List Portfolio were also parties to. This agreement provided that each party to the credit agreement was permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of a Portfolio. At no time was the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25 million. Each Portfolio as a fundamental policy was permitted to borrow in an amount up to 331U3% of the value of such Portfolio's assets. However, each Portfolio intended to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit bore interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

In addition, the EMD Portfolio borrowed, for temporary purposes, from its custodian, Brown Brothers Harriman & Co., to cover periodic overdrafts. Such borrowings were at a rate of interest based on the London Interbank Offered Rate (LIBOR) plus 2%.

Each loan is payable on demand or upon termination of these credit arrangements or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under these credit arrangements during the fiscal year ended March 31, 2000, were as follows:

                                                                                   MAXIMUM LOAN
PORTFOLIO                                              AVERAGE LOAN BALANCE     AMOUNTS OUTSTANDING    AVERAGE INTEREST RATE
---------                                              --------------------     -------------------    ---------------------
Income Portfolio...................................         $   5,402                $1,243,700                 6.42%
High Yield Portfolio...............................            90,824                 4,165,400                 6.11
EMD Portfolio......................................           105,136                 4,783,647                 7.49

The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 2000.

CONCENTRATION OF RISK--HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK--EMD PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the EMD Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The EMD Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the EMD Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the U. S.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the EMD Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the EMD Portfolio to cover its purchase or sale commitments, if any, at the current market price. The EMD Portfolio will not enter into such transactions unless the credit quality of the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio
                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Income Portfolio
High Yield Total Return Portfolio
Emerging Markets Debt Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio (collectively, the "Portfolios")as of March 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Income Portfolio, High Yield Total Return Portfolio and Emerging Markets Debt Portfolio as of March 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 17, 2000

                             THE BEAR STEARNS FUNDS

                                Income Portfolio
                        High Yield Total Return Portfolio
                         Emerging Markets Debt Portfolio
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2000) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2000, the following dividends and distributions per share were paid by each of the Portfolios:

INCOME PORTFOLIO
                                                                                                              LONG-TERM
                                                                         NET INVESTMENT INCOME              CAPITAL GAINS
                                                                         ---------------------              -------------
                            Class A                                             $0.699960961                    $0.0018
                            Class B                                              0.624002419                     0.0018
                            Class C                                              0.624034724                     0.0018
                            Class Y                                              0.740848341                     0.0018

HIGH YIELD TOTAL RETURN PORTFOLIO
                                                                         NET INVESTMENT INCOME
                                                                         ---------------------
                            Class A                                             $1.083727152
                            Class B                                              1.014313408
                            Class C                                              1.014325087

EMERGING MARKETS DEBT PORTFOLIO
                                                                         NET INVESTMENT INCOME
                                                                         ---------------------
                            Class A                                             $0.833397012
                            Class B                                              0.765870318
                            Class C                                              0.766720108

All dividends and distributions from the Emerging Markets Debt Portfolio were derived from income and capital gains on foreign obligations; however they were not subject to foreign withholding taxes.

With respect to each Portfolio, none of its ordinary income dividends qualify for the corporate dividends received deduction.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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